Filed electronically with the Securities and Exchange Commission on
                                February 29, 2000

                                                           File No. 33-32430
                                                           File No. 811-5969

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /_/

                           Pre-Effective Amendment No.                       /_/
                         Post-Effective Amendment No. 3                      /X/
                                     And/or           -
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /_/

         Amendment No. 6                                                     /X/
                       -

                          Kemper New Europe Fund, Inc.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                                 ---------------
                               New York, NY 10154
                               ------------------

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000
                                                           --------------

                                Philip J. Collora
                            222 South Riverside Plaza
                          Chicago, Illinois 60606-5808
                          ----------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/_/  Immediately upon filing pursuant to paragraph (b)

/_/  60 days after filing pursuant to paragraph (a) (1)

/_/  75 days after filing pursuant to paragraph (a) (2)

/X/  On March 1, 2000 pursuant to paragraph (b)

/_/  On __________________ pursuant to paragraph (a) (3) of Rule 485

/_/  On __________________ pursuant to paragraph (a) (2) of Rule 485.

     If Appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)



March 1, 2000

Prospectus


             K E M P E R  G L O B A L / I N T E R N A T I O N A L  F U N D S


                                                    Kemper Asian Growth Fund

                                         Kemper Emerging Markets Growth Fund

                                                Kemper Global Blue Chip Fund

                                                       Global Discovery Fund

                                                   Kemper Global Income Fund

                                                   Kemper International Fund

                                                   Kemper Latin America Fund

                                                      Kemper New Europe Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                             [LOGO] KEMPER FUNDS

 HOW THE                                              INVESTING IN
 FUNDS WORK                                           THE FUNDS


  2 Kemper Asian Growth     32 Kemper International   75 Choosing A Share
    Fund                       Fund                      Class

  8 Kemper Emerging         38 Kemper Latin America   81 How To Buy Shares
    Markets Growth Fund        Fund
                                                      82 How To Exchange
 14 Kemper Global Blue      44 Kemper New Europe         Or Sell Shares
    Chip Fund                  Fund
                                                      83 Policies You Should
 20 Kemper Global           51 Other Policies and        Know About
    Discovery Fund             Risks
                                                      91 Understanding
 26 Kemper Global Income    53 Financial Highlights      Distributions And
    Fund                                                 Taxes

How The Funds Work


These funds invest significantly in foreign securities. Seven of the funds focus on stocks, one mainly on bonds. Each fund is dedicated to a particular region of the world or a particular investment theme, and follows its own investment goal.

Remember that mutual funds are investments, not bank deposits. They're not guaranteed or insured by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS  CLASS: A) KANAX  B) KANBX  C) KANCX

Kemper
Asian Growth Fund

FUND GOAL  The fund seeks long-term capital growth.

                          2 | Kemper Asian Growth Fund

The Fund's Main Strategy



The fund invests at least 85% of total assets in common stocks and other Asian equities (equities that are issued by companies organized under the laws of an Asian country or traded mainly on Asian markets and do more than half of their business in Asia). The fund generally focuses on emerging Asian markets, such as China, Indonesia, Korea and Thailand.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:


Bottom-up research. The managers look for individual companies with identifiable market niches and sound balance sheets, among other factors.


Growth orientation. The managers generally look for companies that seem to offer the potential for sustainable above-average growth of revenue or earnings relative to each stock's own market.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, with an eye toward identifying countries, industries and companies that may benefit from these changes.


The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.


The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 15% of total assets in debt securities of any issuer or credit quality, including junk bonds (i.e., grade BB and below) or in non-Asian equities.



                          3 | Kemper Asian Growth Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how Asian stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When Asian stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates on a single geographical region could affect fund performance. For example, Asian companies could be hurt by such factors as regional economic downturns (some Asian economies are currently in recession), currency devaluations, the inability of governments or banking systems to bring about reforms or trade barriers on exports.

Emerging markets, a category that includes most Asian countries, tend to be more volatile than developed markets, for reasons ranging from political and economic uncertainties to poor regulation and liquidity to a higher risk that essential information may be incomplete or wrong.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o        growth stocks may be out of favor for certain periods


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


This fund may make sense for investors interested in diversifying a growth portfolio with exposure to emerging countries in Asia.



                          4 | Kemper Asian Growth Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1997          -34.60
1998          -19.02
1999           71.97


Best quarter: 40.35%, Q2 '99          Worst quarter: -33.05%, Q2 '98


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 10/21/96
                                         1 Year            Life of Class
------------------------------------------------------------------------------
Class A                                  62.14%              -2.85%
------------------------------------------------------------------------------
Class B                                  68.21               -2.50
------------------------------------------------------------------------------
Class C                                  69.16               -2.18
------------------------------------------------------------------------------
Index                                    49.83               -0.57*
------------------------------------------------------------------------------


Index: The Morgan Stanley Capital International All Country Asia Free Ex-Japan Index is a capitalized weighted index that is representative of the equity securities for the following countries: Hong Kong, Indonesia, Korea (at 20%), Malaysia, Philippines free, Singapore free and Thailand.

*   Index comparison begins 10/31/96.

In the chart, total returns from 1997 through 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.



                          5 | Kemper Asian Growth Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.85%    0.85%     0.85%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  3.19     3.35      4.26
------------------------------------------------------------------------------
Total Annual Operating Expenses                   4.04     4.95      5.86
------------------------------------------------------------------------------
Expense Reimbursement                             1.84     2.17      3.06
------------------------------------------------------------------------------
Net Annual Operating Expenses***                  2.20     2.78      2.80
------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.20%, 2.78% and 2.80% for Class A, Class B and Class C shares, respectively, through 02/28/2001.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                  $785       $1,576       $2,381      $4,464
------------------------------------------------------------------------------
Class B shares                   681        1,594        2,507       4,502
------------------------------------------------------------------------------
Class C shares                   383        1,471        2,638       5,469
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                  $785       $1,576       $2,381      $4,464
------------------------------------------------------------------------------
Class B shares                   281        1,294        2,307       4,502
------------------------------------------------------------------------------
Class C shares                   283        1,471        2,638       5,469
------------------------------------------------------------------------------



                          6 | Kemper Asian Growth Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Tien Yu Sieh                 Theresa Gusman
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1983
                       in 1990                    o Joined the advisor in
                     o Joined the advisor in 1996   1992
                     o Joined the fund team       o Joined the fund team
                       in 1999                      in 1998

                     Elizabeth J. Allan
                     o Began investment career
                       in 1982
                     o Joined the advisor in 1987
                     o Joined the fund team
                       in 1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.


                          7 | Kemper Asian Growth Fund

TICKER SYMBOLS  CLASS: A) KEMAX  B) KEMBX  C) KEMCX


Kemper
Emerging Markets
Growth Fund

FUND GOAL  The fund seeks long-term capital growth.


                    8 | Kemper Emerging Markets Growth Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in common stocks and other equities from emerging market countries, which are located in Latin America, Asia, Africa, the Middle East and Eastern Europe.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:


Bottom-up research. The managers look for individual companies that have exceptional business prospects (due to factors that may range from market dominance to innovative products or services).

Growth orientation. The managers generally look for companies that seem to offer the potential for sustainable above-average growth of revenue or earnings relative to each stock's own market.

Top-down analysis. The managers look for significant social, economic, industrial and demographic changes, with an eye toward identifying countries, industries and companies that may benefit from these changes.


The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of total assets in developed foreign and U.S. equities, and may invest up to 35% of total assets in emerging market and U.S. debt securities, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.



                    9 | Kemper Emerging Markets Growth Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how emerging market stocks perform -- something that depends on a large number of factors, including economic, political and demographic trends. When emerging market stock prices fall, you should expect the value of your investment to fall as well. If the fund emphasizes a given market, such as Latin America, factors affecting that market will affect performance. Emerging markets tend to be more volatile than developed markets, for reasons ranging from political and economic uncertainties to poor regulation and liquidity to a higher risk that essential information may be incomplete or wrong.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the fund is not diversified and may invest in relatively few companies increases fund risk, because any factors affecting a given company could affect performance. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters


o        growth stocks may be out of favor for certain periods

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


This fund may make sense for investors interested in adding exposure to countries located in emerging markets.



                    10 | Kemper Emerging Markets Growth Fund

Performance


The bar chart shows the total return for the fund's Class A shares, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31                      Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999       49.26


Best quarter: 30.89%, Q4 '99          Worst quarter: -7.31%, Q3 '99


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 1/9/98
                                         1 Year            Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                  40.60%            9.77%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                  45.01             10.70
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                  48.01             12.21
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                    66.65             18.81*
------------------------------------------------------------------------------

Index: IFCI Emerging Markets Investable Index, a U.S. dollar-denominated index comprised of stocks of countries classified as either low- or middle-income economies by the World Bank regardless of their particular stage of development.

*   Index comparison begins 1/31/98.

In the chart, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.



                    11 | Kemper Emerging Markets Growth Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                           5.75%     None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                               None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                     1.25%    1.25%     1.25%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                           None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  13.14    13.36     13.63
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   14.39    15.36     15.63
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             12.11    12.18     12.48
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                   2.28     3.18      3.15
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.28%, 3.18% and 3.15% for Class A, Class B and Class C shares, respectively, through 2/28/2001.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                         $793      $3,324       $5,401      $9,111
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                          721       3,433        5,593       9,156
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                          418       3,172        5,452       9,340
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                         $793      $3,324       $5,401      $9,111
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                          321       3,133        5,393       9,156
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                          318       3,172        5,452       9,340
------------------------------------------------------------------------------



                    12 | Kemper Emerging Markets Growth Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS
                     The following people handle the fund's day-to-day management:

                     Joyce E. Cornell             Theresa Gusman
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1983
                       in 1987                    o Joined the advisor in
                     o Joined the advisor in 1991   1992
                     o Joined the fund team       o Joined the fund team
                       in 1998                      in 1998


                     Andre J. DeSimone            Tara C. Kenney
                     o Began investment career    o Began investment career
                       in 1981                      in 1984
                     o Joined the advisor in 1997 o Joined the advisor in
                     o Joined the fund team         1995
                       in 1998                    o Joined the fund team
                                                    in 1998



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.



                    13 | Kemper Emerging Markets Growth Fund

TICKER SYMBOLS  CLASS: A) KGLAX  B) KGLBX  C) KGLCX


Kemper
Global Blue Chip Fund

FUND GOAL  The fund seeks long-term capital growth.



                       14 | Kemper Global Blue Chip Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in common stocks and other equities of "blue chip" companies throughout the world. These are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the fund may invest in any country, it primarily focuses on countries with developed economies (including the U.S.).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.


The fund will normally sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. While the fund invests mainly in developed countries, it may invest up to 15% of total assets in emerging market debt or equity securities of emerging markets (of which, 5% of net assets may be junk bonds, i.e., grade BB and below).

                       15 | Kemper Global Blue Chip Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong.

Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.


Other factors that could affect performance include:


o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you are interested in large-cap stocks and want to look beyond U.S. markets, this fund could be suitable for you.


                       16 | Kemper Global Blue Chip Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998              13.79
1999              28.23


Best quarter: 18.78%, Q4 '99          Worst quarter: -8.00%, Q3 '98



--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 12/31/97
                                         1 Year            Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                  20.85%            17.25%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                  24.02             18.34
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                  27.07             19.73
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                    25.34             25.07
------------------------------------------------------------------------------


Index: The MSCI (Morgan Stanley Capital International) World Index measures performance of a range of developed country general stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

In the chart, total returns from 1998 through 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.



                       17 | Kemper Global Blue Chip Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    1.00%    1.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  3.44     3.84      4.14
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   4.44     5.59      5.89
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             2.64     2.91      3.24
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                  1.80     2.68      2.65
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 1.80%, 2.68% and 2.65% for Class A, Class B and Class C shares, respectively, through 2/28/2001.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $747       $1,616       $2,495      $4,735
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   671        1,708        2,732       4,874
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   368        1,464        2,638       5,483
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $747       $1,616       $2,495      $4,735
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   271        1,408        2,532       4,874
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   268        1,464        2,638       5,483
------------------------------------------------------------------------------



                       18 | Kemper Global Blue Chip Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS

The following people handle the fund's day-to-day management:

Diego Espinosa               William E. Holzer
Lead Portfolio Manager       o Began investment career
o Began investment career      in 1970
  in 1991                    o Joined the advisor in
o Joined the advisor in 1996   1980
o Joined the fund team in    o Joined the fund team in
  1998                         1998

Nicholas Bratt
o Began investment career
  in 1974
o Joined the advisor in 1976
o Joined the fund team in
  1998


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.



                       19 | Kemper Global Blue Chip Fund

TICKER SYMBOLS  CLASS: A) KGDAX  B) KGDBX  C) KGDCX


Kemper
Global Discovery Fund*

FUND GOAL  The fund seeks above-average long-term capital appreciation.

*        Kemper Global Discovery Fund is properly known as Global Discovery
         Fund.


                       20 | Kemper Global Discovery Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Salomon Brothers Broad Market Index). The fund generally focuses on countries with developed economies (including the U.S.). As of December 31, 1999, companies in which the fund invests typically have a market capitalization of between $75 million and $5.7 billion.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for companies that appear to have effective management, strong competitive positioning, vigorous research and development efforts and sound balance sheets.


Growth orientation. The managers generally look for companies that have above-average potential for sustainable growth of revenue or earnings compared to large companies, and whose market value appears reasonable in light of their business prospects.


Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may favor different securities at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which, 5% of net assets may be junk bonds, i.e. grade BB and below).



                       21 | Kemper Global Discovery Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets.

Compared to large company stocks, small and mid-size stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters


o        growth stocks may be out of favor for certain periods

o at times, it could be hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may interest long-term investors who want to diversify a large-cap or domestic portfolio of investments.


                       22 | Kemper Global Discovery Fund

Performance

The bar chart shows the total return for the fund's Class A shares, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31                      Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999              64.15


Best quarter: 41.23%, Q4 '99          Worst quarter: -5.43%, Q3 '99



--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                           Since 12/31/98   Since 4/16/98
                                           1 Year           Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                    54.68%            23.94%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                    59.70             28.00
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                    62.83             29.53
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                      22.36              8.10*
------------------------------------------------------------------------------

Index: Salomon Brothers World Equity Extended Market Index, an unmanaged small capitalization stock universe of 22 countries.

*   Index comparison begins 4/30/98.

In the chart, total returns for 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.



                       23 | Kemper Global Discovery Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    1.10%    1.10%     1.10%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  1.20     1.63      1.19
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   2.30     3.48      3.04
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             0.29     0.65      0.24
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                  2.01     2.83      2.80
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.01%, 2.83% and 2.80% for Class A, Class B and Class C shares, respectively, through 2/28/2001.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                          1 Year      3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                     $767      $1,226      $1,710       $3,038
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                      686       1,308       1,952        3,202
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                      383         917       1,575        3,338
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                     $767      $1,226      $1,710       $3,038
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                      286       1,008       1,752        3,202
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                      283         917       1,575        3,338
------------------------------------------------------------------------------



                       24 | Kemper Global Discovery Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.88% of average daily net assets.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Gerald J. Moran              Steven T. Stokes
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1986
                       in 1968                    o Joined the advisor in
                     o Joined the advisor in 1968   1996
                     o Joined the fund team       o Joined the fund team
                       in 1991                      in 1999


                     Sewall Hodges
                     o Began investment career
                       in 1978
                     o Joined the advisor in 1995
                     o Joined the fund team
                       in 1996



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

                        25 | Kemper Global Discovery Fund

TICKER SYMBOLS  CLASS: A) KGIAX  B) KGIBX  C) KGICX


Kemper
Global Income Fund


FUND GOAL The fund seeks to provide high current income consistent with prudent total return asset management.



                         26 | Kemper Global Income Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in foreign and U.S. investment-grade bonds and other income-producing securities. While the fund may invest in securities issued by any issuer and in any currency, it generally focuses on issuers in developed markets, such as Australia, Canada, Japan, New Zealand, the U.S. and Western Europe, and on securities of other countries that are denominated in the currencies of these countries or the euro.


In making their buy and sell decisions, the portfolio managers typically consider a number of factors, including economic outlooks, interest rate movements, inflation trends, security characteristics and changes in supply and demand within global bond markets. In choosing individual bonds, the managers use independent analysis to look for bonds that have attractive yields and good credit. The managers may favor securities from different countries and issuers at different times, while still maintaining variety in terms of countries and issuers represented.


Although the managers may adjust the fund's duration (a measure of sensitivity to interest rate movements), they generally intend to keep it between 4.0 and
6.0 years.


[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS

This fund normally invests at least 65% of total assets in investment-grade bonds, which are those in the top four credit grades (i.e., as low as BBB/Baa).


The fund may invest up to 35% of net assets in foreign or domestic debt securities of any credit quality, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.



                         27 | Kemper Global Income Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

For this fund, the main factor is global interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

Foreign markets tend to be more volatile than U.S. markets, for reasons ranging from political and economic uncertainties to poor regulation to a higher risk that essential information may be incomplete or wrong.

Another major factor is currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains.

The fact that the fund is not diversified and may invest in securities of relatively few issuers increases its risk, because any factors affecting a given company could affect performance. Similarly, if the fund emphasizes a given market, such as Canada, or a given industry, factors affecting that market or industry will affect performance.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, issuers, industries or other matters


o a bond could fall in credit quality or go into default; this risk is greater for junk bonds


o some types of bonds could be paid off earlier than expected, which would hurt the fund's performance


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may make sense for investors seeking a less aggressive approach to international income investing.


                         28 | Kemper Global Income Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990       22.66
1991       11.13
1992       -1.90
1993       10.23
1994       -1.47
1995       19.89
1996        5.87
1997        1.80
1998       10.48
1999       -6.38


Best quarter: 11.23%, Q1 '95          Worst quarter: -4.32%, Q1 '92


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                        Since        Since       Since 5/31/94    Since
                        12/31/98     12/31/94    Life of Class    12/31/89
                        1 Year       5 Years     B/C              10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                 -10.58%      5.01%         --             6.36%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                  -9.66       5.07        4.88%              --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                  -7.06       5.30        5.08               --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                    -4.27       6.42        6.30             8.03
------------------------------------------------------------------------------


Index: Salomon Brothers World Government Bond Index, an unmanaged index on a U.S. dollar total return basis, with all dividends reinvested, and includes government bonds from 14 countries. The minimum maturity is one year.

The table includes the effects of maximum sales loads.



                         29 | Kemper Global Income Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.



--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          4.50%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    0.75%    0.75%     0.75%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  0.96     0.89      0.86
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.71     2.39      2.36
------------------------------------------------------------------------------


* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.


Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                             1 Year    3 Years     5 Years   10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                       $616       $965      $1,336      $2,379
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                        642      1,045       1,475       2,403
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                        339        736       1,260       2,696
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                       $616       $965      $1,336      $2,379
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                        242        745       1,275       2,403
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                        239        736       1,260       2,696
------------------------------------------------------------------------------



                         30 | Kemper Global Income Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.75% of average daily net assets.


Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the sub-advisor for Kemper Global Income Fund. Scudder Investments (U.K.) Limited has served as sub-advisor for mutual funds since December, 1996 and investment advisor for certain institutional accounts since August, 1998.

Scudder Investments (U.K.) Limited renders investment advisory and management services with regard to the portion of the fund's portfolio as allocated to Scudder Investments (U.K.) Limited by Scudder Kemper Investments, Inc. from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

[ICON]--------------------------------------------------------------------------
FUND MANAGERS

               The following people handle the fund's day-to-day management:

               Jan C. Faller                   Jeremy L. Ragus
               Co-Lead Portfolio Manager       o Began investment career
               o Began investment career         in 1977
                 in 1988                       o Joined the advisor
               o Joined the advisor in 1999      in 1990
               o Joined the fund team in 1999  o Joined the fund team
                                                 in 1999

               Robert Stirling
               Co-Lead Portfolio Manager
               o Began investment career
                 in 1984
               o Joined the sub-advisor
                 in 1995
               o Joined the fund team in 1999



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.




                         31 | Kemper Global Income Fund

TICKER SYMBOLS  CLASS: A) KITAX  B) KINBX  C) KITCX


Kemper
International Fund

FUND GOAL The fund seeks total return through a combination of capital growth and income.


                         32 | Kemper International Fund

The Fund's Main Strategy


The fund invests at least 80% of total assets in foreign securities (securities issued by foreign-based issuers). The fund invests at least 65% of total assets in common stocks of established foreign companies with the potential for capital growth, income or both. The fund may invest more than 25% of total assets in any given developed country that the manager believes poses no unique investment risk.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects and strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical areas, favoring those they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, its underlying investment theme has matured or the reasons for originally investing no longer apply.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of net assets in foreign or domestic debt securities of any credit quality, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.


                         33 | Kemper International Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well.


Foreign stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.


Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters


o bond investments could be hurt by rising interest rates or declines in credit quality


o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Investors who are looking for a broadly diversified international fund may want to consider this fund.


                         34 | Kemper International Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1990       -7.50
1991        9.13
1992       -4.79
1993       35.65
1994       -4.00
1995       12.96
1996       17.05
1997        9.00
1998        7.88
1999       41.30


Best quarter: 29.96%, Q4 '99          Worst quarter: -17.89%, Q3 '98


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as 12/31/1999
--------------------------------------------------------------------------------
                               Since          Since 5/31/94    Since
               Since 12/31/98  12/31/94       Life of Class    12/31/89
               1 Year          5 Years        B/C              10 Years
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A        33.20%          15.68%            --            9.99%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B        37.34           15.90          13.62%             --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C        40.42           16.03          13.73              --
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index          27.30           13.15          11.81            7.33
------------------------------------------------------------------------------

Index: MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index), a generally accepted benchmark for performance of major overseas markets.

The table includes the effects of maximum sales loads. In the table and the chart, total returns for 1990 would have been lower if operating expenses hadn't been reduced.



                         35 | Kemper International Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    0.74%    0.74%     0.74%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  0.88     0.97      0.86
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.62     2.46      2.35
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.


Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                   $730      $1,057       $1,406       $2,386
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                    649       1,067        1,511        2,399
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                    338         733        1,255        2,686
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                   $730      $1,057       $1,406       $2,386
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                    249         767        1,311        2,399
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                    238         733        1,255        2,686
------------------------------------------------------------------------------



                         36 | Kemper International Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.74% of average daily net assets.


Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the sub-advisor for Kemper International Fund. Scudder Investments (U.K.) Limited has served as sub-advisor for mutual funds since December, 1996 and investment advisor for certain institutional accounts since August, 1998.

Scudder Investments (U.K.) Limited renders investment advisory and management services with regard to the portion of the fund's portfolio as allocated to Scudder Investments (U.K.) Limited by Scudder Kemper Investments, Inc. from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments.

[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Irene Cheng                  Marc Slendebroek
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1990
                       in 1985                    o Joined the sub-advisor
                     o Joined the advisor in 1993   in 1994
                     o Joined the fund team       o Joined the fund team
                       in 1999                      in 1998


                     Nicholas Bratt               Carol L. Franklin
                     o Began investment career    o Began investment career
                       in 1974                      in 1975
                     o Joined the advisor in 1976 o Joined the advisor
                     o Joined the fund team         in 1981
                       in 2000                    o Joined the fund team
                                                    in 2000



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.




                         37 | Kemper International Fund

TICKER SYMBOLS  CLASS: A) KLAAX  B) KLABX  C) KLACX


Kemper
Latin America Fund

FUND GOAL  The fund seeks long-term capital appreciation.


                         38 | Kemper Latin America Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in Latin American common stocks and other equities that are issued by companies organized under the laws of a Latin American country or traded on Latin American markets and do more than half of their business in Latin America. The fund generally focuses on Argentina, Brazil, Chile, Colombia, Mexico and Peru.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with competitive business positions, good technologies, and sound balance sheets, among other factors. The managers also consider the quality of management, the impact of government regulations and trade initiatives and the cost of labor and raw materials.

Growth orientation. The managers generally look for companies that seem to offer the potential for sustainable above-average growth of revenue or earnings relative to each stock's own market.


Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, with an eye toward identifying countries, industries and companies that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 35% of total assets in non-Latin American (including U.S.) debt and equity securities, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.



                         39 | Kemper Latin America Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how Latin American stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When Latin American stock prices fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates on a single geographical region could affect fund performance. For example, Latin American companies could be hurt by such factors as regional economic downturns, currency devaluations, runaway inflation, shifts in government policy or fluctuations in commodity prices. Similarly, the fact that the fund is not diversified and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.

Emerging markets, including Latin American countries, tend to be more volatile than developed markets, for reasons ranging from political and economic uncertainties to poor regulation and liquidity to a higher risk that essential information may be incomplete or wrong. Stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:


o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters


o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


This fund may interest investors who believe in the long-term growth potential of Latin American stocks and can accept above-average risks.



                         40 | Kemper Latin America Fund

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998      -24.32
1999       50.98


Best quarter: 34.56%, Q4 '99          Worst quarter: -19.35%, Q3 '98


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                         Since 12/31/98    Since 12/31/97
                                         1 Year            Life of Class
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A                                  42.39%            3.77%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B                                  46.65             4.55
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C                                  49.86             5.97
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Index                                    61.85             2.13
------------------------------------------------------------------------------


Index: IFC Latin America Investable Return Index, a U.S. dollar-denominated index comprised of Latin America's stock markets without reference to the stock's availability to overseas investors.

In the chart, total returns from 1998 through 1999 would have been lower if operating expenses hadn't been reduced.

The table includes the effects of maximum sales loads. In the table, total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.



                         41 | Kemper Latin America Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%     None      None
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                               None*   4.00%     1.00%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fee                                    1.25%    1.25%     1.25%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution (12b-1) Fee                           None     0.75      0.75
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses**                                  17.92    17.85     18.69
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Operating Expenses                   19.17    19.85     20.69
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expense Reimbursement                             16.98    16.78     17.65
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Annual Operating Expenses***                   2.19     3.07      3.04
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to reflect changes in certain administrative and regulatory fees.

*** By contract, total operating expenses are capped at 2.19%, 3.07% and 3.04% for Class A, Class B and Class C shares, respectively, through 2/28/2001.


Based on the figures above (including one year of capped expenses in each period), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $784       $3,992       $6,355      $9,886
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   710        4,078        6,493       9,900
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   407        3,890        6,437      10,031
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A shares                  $784       $3,992       $6,355      $9,886
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class B shares                   310        3,778        6,293       9,900
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class C shares                   307        3,890        6,437      10,031
------------------------------------------------------------------------------



                         42 | Kemper Latin America Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.00%* of average daily net assets.

* Reflecting the effect of expense limitations and/or fee waivers then in effect.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS
                     The following people handle the fund's day-to-day management:


                     Tara C. Kenney               Paul H. Rogers
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1985
                       in 1984                    o Joined the advisor in
                     o Joined the advisor in 1995   1994
                     o Joined the fund team       o Joined the fund team
                       in 1997                      in 1997

                     Edmund B. Games, Jr.
                     o Began investment career
                       in 1960
                     o Joined the advisor in 1960
                     o Joined the fund team
                       in 1997



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.



                         43 | Kemper Latin America Fund

TICKER SYMBOLS  CLASS: A) KNEAX  B) KNEBX  C) KNECX


Kemper
New Europe Fund

FUND GOAL  The fund seeks long-term capital appreciation.


                          44 | Kemper New Europe Fund

The Fund's Main Strategy


The fund invests at least 65% of total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies that are based in Europe or do more than half of their business there). The fund generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.


In choosing stocks, the portfolio managers use a combination of three analytical disciplines:


Bottom-up research. The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation. The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock's own market and whose market prices are reasonable in light of their potential growth.


Top-down analysis. The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The fund will normally sell a stock when it has reached a target price, the managers believe other investments offer better opportunities or when adjusting its exposure to a given country or industry.

[ICON]--------------------------------------------------------------------------
OTHER INVESTMENTS


While most of the fund's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of total assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.



                           45 | Kemper New Europe Fund

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.


The most important factor with this fund is how European stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When European stock prices fall, you should expect the value of your investment to fall as well.

The fact that the fund focuses on a single geographical region could affect fund performance. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. The fact that the fund is not diversified and may invest in relatively few companies increases its risk, because any factors affecting a given company could affect performance.


European stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the fund's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o        growth stocks may be out of favor for certain periods

o bond investments could be hurt by rising interest rates or declines in credit quality


o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may appeal to investors who seek long-term growth and want to gain exposure to Europe's established markets.


                           46 | Kemper New Europe Fund

Performance

The bar chart shows how the total returns for the fund's Class M shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.


The performance of Class M shares shown in the bar chart and performance table reflects performance from when the fund was a closed-end fund (through 09/03/99). Because the fund had no daily sales and redemptions, its performance as a closed-end fund may have been higher than if it had operated as an open-end fund.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class M Shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991        3.06
1992       -9.59
1993       25.62
1994       -0.27
1995       18.97
1996       34.38
1997       20.03
1998       34.39
1999       51.83



Best quarter: 37.93%, Q4 '99          Worst quarter: -16.81%, Q3 '98



--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
--------------------------------------------------------------------------------
                                                                Since
                                Since 12/31/98  Since 12/31/94  2/16/90 Life
                                1 Year          5 Years         of Class
------------------------------------------------------------------------------
Class M                         51.83%          31.39%          15.93%
------------------------------------------------------------------------------
Index                           16.23           22.54           15.05*
------------------------------------------------------------------------------


Index: The Morgan Stanley Capital International Europe Equity Index, an unmanaged index that is generally representative of the equity securities of the European markets.

*   Index comparison begins 02/28/90.

Class A, B and C shares do not have a full calendar year of operations and their performance is not shown above. The performance of Class M shares does not reflect any sales charges. The performance of the other classes is subject to sales charges and would be lower.



                           47 | Kemper New Europe Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


--------------------------------------------------------------------------------
Fee Table                                        Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed       5.75%    None    None      None
On Purchases (as % of offering price)
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)      None*    4.00%   1.00%     None
(as % of redemption proceeds)
------------------------------------------------------------------------------
Redemption fee (as % of amount redeemed,  None     None    None      2.00%**
if applicable)
------------------------------------------------------------------------------
Exchange Fee                              None     None    None      2.00%**
------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                            0.75%    0.75%   0.75%     0.75%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                  None     0.75    0.75      None
------------------------------------------------------------------------------
Other Expenses***                         1.05     1.20    1.20      0.70
------------------------------------------------------------------------------
Total Annual Operating Expenses****       1.80     2.70    2.70      1.45
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** A 2% redemption fee, which is retained by the fund, is imposed upon redemptions or exchanges of shares held less than one year, with limited exceptions (see "Policies You Should Know About -- Redemption
         Fee).

*** Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors.

**** The fund was reorganized from a closed-end fund to an open-end fund on September 3, 1999. The fees and expenses of open-end funds are, in many cases, different than those of closed-end funds. Accordingly, the expense ratios shown above are estimated for the fund's current fiscal year ending October 31, 2001, based on the fund's current fee schedule and expenses incurred by the fund during its most recent fiscal year adjusted for any open-end related expenses. By contract, total operating expenses are capped at 1.80%, 2.70% and 2.70% for Class A, Class B and Class C shares, respectively, through 2/28/2001.



                           48 | Kemper New Europe Fund

Based on the figures on the previous page (including one year of capped expenses in each period except for Class M shares), this example is designed to help you compare the expenses of each share class to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                          1 Year      3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $747        $1,109      $1,494      $2,569
------------------------------------------------------------------------------
Class B shares                    673         1,138       1,630       2,615
------------------------------------------------------------------------------
Class C shares                    373           838       1,430       3,032
------------------------------------------------------------------------------
Class M shares                    345           649         976       1,900
------------------------------------------------------------------------------
Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $747        $1,109      $1,494      $2,569
------------------------------------------------------------------------------
Class B shares                    273           838       1,430       2,615
------------------------------------------------------------------------------
Class C shares                    273           838       1,430       3,032
------------------------------------------------------------------------------
Class M shares                    345           649         976       1,900
------------------------------------------------------------------------------



                           49 | Kemper New Europe Fund

THE INVESTMENT ADVISOR


The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.96% of average daily net assets.


[ICON]--------------------------------------------------------------------------
FUND MANAGERS

                     The following people handle the fund's day-to-day management:

                     Carol L. Franklin            Joan R. Gregory
                     Lead Portfolio Manager       o Began investment career
                     o Began investment career      in 1989
                       in 1975                    o Joined the advisor in
                     o Joined the advisor in 1981   1992
                     o Joined the fund team       o Joined the fund team
                       in 1990                      in 1992


                     Nicholas Bratt               Marc Slendebroek
                     o Began investment career    o Began investment career
                       in 1974                      in 1990
                     o Joined the advisor in 1976 o Joined the advisor in
                     o Joined the fund team         1994
                       in 1999                    o Joined the fund team
                                                    in 1998



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.


                           50 | Kemper New Europe Fund

Other Policies And Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.


o As a temporary defensive measure, any of these funds could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.


o Scudder Kemper establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.

o The funds may trade securities more actively than many funds, which could mean higher expenses (thus lowering return) and higher taxable distributions.

o Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all. With derivatives there is a risk that they could produce disproportionate losses.


Keep in mind that there is no assurance that any mutual fund will achieve its goal.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This prospectus doesn't tell you about every policy or risk of investing in a fund. For more information, request a copy of the Statement of Additional Information (see back cover).

                          51 | Other Policies And Risks

Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The investment advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.


                          51 | Other Policies And Risks

Financial Highlights


These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP (except Kemper Global Discovery Fund, which has been audited by Pricewaterhouse-Coopers LLP), whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Kemper Asian Growth Fund

Class A
------------------------------------------------------------------------------

Years ended November 30,                  1999      1998     1997    1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period     $5.41     $6.65   $10.04     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)          (.01)(b)     .11      .08        --
------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       2.65     (1.27)   (3.47)       .54
------------------------------------------------------------------------------
  Total from investment operations        2.64     (1.16)   (3.39)       .54
------------------------------------------------------------------------------
Less distributions from net investment
income                                      --      (.08)      --         --
------------------------------------------------------------------------------
Net asset value, end of period           $8.05     $5.41    $6.65    $10.04
------------------------------------------------------------------------------
Total return (%) (d)                    48.80(c) (17.66)(c) (33.76)(c) 5.68**
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets at end of period ($
thousands)                              12,685     4,047    3,549       827
------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            3.35      2.65     2.62     1.46*
------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.76      1.80     1.60     1.46*
------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                      (.17)      2.05      .97      .74*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                 80       131      155       74*
------------------------------------------------------------------------------


(a) For the period from October 21, 1996 (commencement of operations) to November 30, 1996.

(b) Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d) Total return does not reflect the effect of sales charges.

*   Annualized

**  Not annualized



                            53 | Financial Highlights

Class B
------------------------------------------------------------------------------
Years ended November 30,                  1999      1998     1997    1996(a)
------------------------------------------------------------------------------

Net asset value, beginning of period     $5.34    $6.58    $10.03     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)          (.02)(b)    .06       --        --
------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       2.59   (1.28)    (3.45)       .53
------------------------------------------------------------------------------
  Total from investment operations        2.57   (1.22)    (3.45)       .53
------------------------------------------------------------------------------
Less distributions from net investment
income                                       --    (.02)        --         --
------------------------------------------------------------------------------
Net asset value, end of period           $7.91    $5.34     $6.58    $10.03
------------------------------------------------------------------------------
Total return (%) (d)                    48.13(c) (18.65)(c)(34.40)(c)5.58**
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets at end of period ($
thousands)                               8,674     3,035    2,545       941
------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            4.25      4.29     3.51     2.34*
------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.91      2.78     2.57     2.34*
------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                      (.32)      1.07       --    (.14)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                 80       131      155       74*
------------------------------------------------------------------------------

(a) For the period from October 21, 1996 (commencement of operations) to November 30, 1996.

(b) Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d) Total return does not reflect the effect of sales charges.


*   Annualized

**  Not annualized



                            54 | Financial Highlights

Class C
------------------------------------------------------------------------------

Years ended November 30,                  1999      1998     1997    1996(a)
------------------------------------------------------------------------------
Net asset value, beginning of period     $5.35     $6.60    $10.03     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)          (.08)(b)     .05       --        --
------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       2.56    (1.28)    (3.43)       .53
------------------------------------------------------------------------------
  Total from investment operations        2.48    (1.23)    (3.43)       .53
------------------------------------------------------------------------------
Less distributions from net investment
income                                       --     (.02)        --         --
------------------------------------------------------------------------------
Net asset value, end of period           $7.83     $5.35     $6.60    $10.03
------------------------------------------------------------------------------
Total return (%) (d)                    46.36(c)  (18.72)(c)(34.20)(c)5.58**
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets at end of period ($
thousands)                               1,182       334      304       180
------------------------------------------------------------------------------
Ratio of expenses, before expense
reductions (%)                            5.17      4.56     3.55     2.34*
------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                            2.81      2.71     2.54     2.34*
------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                     (1.22)      1.14      .03    (.14)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                 80       131      155       74*
------------------------------------------------------------------------------

(a) For the period from October 21, 1996 (commencement of operations) to November 30, 1996.

(b)      Based on monthly average shares outstanding during the period.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      Total return does not reflect the effect of sales charges.


*        Annualized

**       Not annualized

                            55 | Financial Highlights

Kemper Emerging Markets Growth Fund

Class A


------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.80     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)                             (.02)(a)     .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    1.71    (1.73)
------------------------------------------------------------------------------
  Total from investment operations                           1.69    (1.70)
------------------------------------------------------------------------------
Net asset value, end of period                              $9.49     $7.80
------------------------------------------------------------------------------
Total return (not annualized) (%)                           21.67    (17.89)
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     10.23     22.38
------------------------------------------------------------------------------
Expenses, net (%)                                            2.19      2.28
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.22)       .40
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------

Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $7.74     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment loss                                      (.09)(a)   (.01)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    1.68    (1.75)
------------------------------------------------------------------------------
  Total from investment operations                           1.59    (1.76)
------------------------------------------------------------------------------
Net asset value, end of period                              $9.33     $7.74
------------------------------------------------------------------------------
Total return (not annualized) (%)                           20.54    (18.53)
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     11.25     24.06
------------------------------------------------------------------------------
Expenses, net (%)                                            3.06      3.18
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.93)     (.50)
------------------------------------------------------------------------------



(a) Per share data was determined based on average shares outstanding.

(b) For the period from January 9, 1998 (commencement of operations) to October 31, 1998.



                            56 | Financial Highlights

Class C


------------------------------------------------------------------------------

Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                        $7.76     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)                             (.10)(a)     .03
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    1.69    (1.71)
------------------------------------------------------------------------------
  Total from investment operations                           1.59    (1.74)
------------------------------------------------------------------------------
Net asset value, end of period                              $9.35     $7.76
------------------------------------------------------------------------------
Total return (not annualized) (%)                           20.49    (18.32)
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     11.55     24.03
------------------------------------------------------------------------------
Expenses, net (%)                                            3.03      3.15
------------------------------------------------------------------------------
Net investment income (loss) (%)                           (1.13)     (.47)
------------------------------------------------------------------------------

Supplemental data for all classes
------------------------------------------------------------------------------
Years ended October 31,                                    1999(a)   1998(b)
------------------------------------------------------------------------------
Net assets at end of period                            $3,493,300   1,771,222
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                      78        69
------------------------------------------------------------------------------


(a) Per share data was determined based on average shares outstanding.

(b) For the period from January 9, 1998 (commencement of operations) to October 31, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund.


                            57 | Financial Highlights

Kemper Global Blue Chip Fund

Class A


------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.21     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                    .03(a)       .05
------------------------------------------------------------------------------
  Net realized and unrealized gain                           1.64       .66
------------------------------------------------------------------------------
  Total from investment operations                           1.67       .71
------------------------------------------------------------------------------
Net asset value, end of period                             $11.88    $10.21
------------------------------------------------------------------------------
Total return (not annualized) (%)                           16.26      7.47
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses before expense reductions (%)                       3.35      6.06
------------------------------------------------------------------------------
Expenses, net (%)                                            1.80      1.80
------------------------------------------------------------------------------
Net investment income (loss) (%)                              .24       .92
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.13     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                    (.07)(a)       --
------------------------------------------------------------------------------
  Net realized and unrealized gain                           1.61       .63
------------------------------------------------------------------------------
  Total from investment operations                           1.54       .63
------------------------------------------------------------------------------
Net asset value, end of period                             $11.67    $10.13
------------------------------------------------------------------------------
Total return (not annualized) (%)                           15.10      6.63
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses before expense reductions (%)                       4.54      7.69
------------------------------------------------------------------------------
Expenses, net (%)                                            2.68      2.68
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.64)       .04
------------------------------------------------------------------------------


(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period ended December 31, 1997 (commencement of operations) to October 31, 1998.


                            58 | Financial Highlights

Class C

------------------------------------------------------------------------------

Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.14     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                     (.07)         --
------------------------------------------------------------------------------
  Net realized and unrealized gain                           1.62       .64
------------------------------------------------------------------------------
  Total from investment operations                           1.55       .64
------------------------------------------------------------------------------
Net asset value, end of period                             $11.69    $10.14
------------------------------------------------------------------------------
Total return (not annualized) (%)                           15.19      6.74
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses before expense reductions (%)                       4.85      7.66
------------------------------------------------------------------------------
Expenses, net (%)                                            2.65      2.65
------------------------------------------------------------------------------
Net investment income (loss) (%)                            (.61)       .07
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended October 31,                                  1999(a)    1998(b)
------------------------------------------------------------------------------
Net assets at end of period                            $22,977,660 9,539,623
------------------------------------------------------------------------------
Portfolio turnover rate (annualized) (%)                   68          84
------------------------------------------------------------------------------


(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period ended December 31, 1997 (commencement of operations) to October 31, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Ratios to Average Net Assets are computed without this expense waiver or absorption.

                            59 | Financial Highlights

Kemper Global Discovery Fund


Class A

------------------------------------------------------------------------------
Years ended October 31,                                      1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                       $19.78    $23.98
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                          (.24)     (.09)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     8.51    (4.11)
------------------------------------------------------------------------------
  Total from investment operations                           8.27    (4.20)
------------------------------------------------------------------------------
Net asset value, end of period                             $28.05    $19.78
------------------------------------------------------------------------------
Total return (%) (c)(d)                                     41.61    (17.51)**
------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         55        11
------------------------------------------------------------------------------
Ratio of operating expenses to average daily net assets
(%)                                                          2.01     1.95*
------------------------------------------------------------------------------
Ratio of operating expenses, before expense reductions,
to average daily net assets (%)                              2.26     2.20*
------------------------------------------------------------------------------
Ratio of net investment income to average daily
net assets (%)                                              (.98)    (1.00)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    64        41
------------------------------------------------------------------------------


(a) For the period April 16, 1998 (commencement of sales of Class A shares) to October 31, 1998.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized


                            60 | Financial Highlights

Class B


------------------------------------------------------------------------------
Years ended October 31,                                      1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                       $19.70    $23.98
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                          (.43)     (.18)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     8.42    (4.10)
------------------------------------------------------------------------------
  Total from investment operations                           7.99    (4.28)
------------------------------------------------------------------------------
Net asset value, end of period                             $27.69    $19.70
------------------------------------------------------------------------------
Total return (%) (c)(d)                                     40.43    (17.85)**
------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         27         6
------------------------------------------------------------------------------
Ratio of operating expenses to average daily net assets
(%)                                                          2.83     2.83*
------------------------------------------------------------------------------
Ratio of operating expenses, before expense reductions,
to average daily net assets (%)                              3.44     3.13*
------------------------------------------------------------------------------
Ratio of net investment income to average daily
net assets (%)                                             (1.81)    (1.87)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    64        41
------------------------------------------------------------------------------


(a) For the period April 16, 1998 (commencement of sales of Class B shares) to October 31, 1998.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized


                            61 | Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended October 31,                                      1999    1998(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                       $19.70    $23.98
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                          (.43)     (.17)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     8.44    (4.11)
------------------------------------------------------------------------------
  Total from investment operations                           8.01    (4.28)
------------------------------------------------------------------------------
Net asset value, end of period                             $27.71    $19.70
------------------------------------------------------------------------------
Total return (%) (c)(d)                                     40.41    (17.85)**
------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          8         2
------------------------------------------------------------------------------
Ratio of operating expenses to average daily net assets
(%)                                                          2.80     2.80*
------------------------------------------------------------------------------
Ratio of operating expenses, before expense reductions,
to average daily net assets (%)                              3.00     3.23*
------------------------------------------------------------------------------
Ratio of net investment income to average daily
net assets (%)                                             (1.79)    (1.88)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    64        41
------------------------------------------------------------------------------


(a) For the period April 16, 1998 (commencement of sales of Class C shares) to October 31, 1998.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of any sales charges.

(d) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized



                            62 | Financial Highlights

Kemper Global Income Fund

Class A


------------------------------------------------------------------------------
Years ended December 31,         1999      1998     1997      1996     1995
------------------------------------------------------------------------------
Net asset value, beginning
of period                       $8.94     $8.58    $8.97     $9.05     $8.55
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) .32(a)    .37(a)   .48(a)    .52(a)       .61
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (.88)       .50    (.33)     (.02)      1.05
------------------------------------------------------------------------------
  Total from investment
  operations                    (.56)       .87      .15       .50      1.66
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income         (.13)     (.40)    (.47)     (.58)    (1.16)
------------------------------------------------------------------------------
  Tax return of capital         (.27)     (.11)    (.07)        --        --
------------------------------------------------------------------------------
  Total distributions           (.40)     (.51)    (.54)     (.58)    (1.16)
------------------------------------------------------------------------------
Net asset value, end of period  $7.98     $8.94    $8.58     $8.97     $9.05
------------------------------------------------------------------------------
Total return (%) (b)           (6.38)     10.48     1.80      5.87     19.89
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)               49,407    69,913   72,145    86,240    102,988
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           1.68      1.58     1.32      1.48      1.34
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           1.67      1.58     1.32      1.48      1.34
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                3.80      4.31     5.56      5.77      6.43
------------------------------------------------------------------------------
Portfolio turnover rate (%)       165       313      283       276       220
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.


                            63 | Financial Highlights

Class B


------------------------------------------------------------------------------
Years ended December 31,         1999      1998     1997      1996     1995
------------------------------------------------------------------------------
Net asset value, beginning
of period                       $8.96     $8.60    $9.00     $9.09     $8.56
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) .26(a)    .31(a)   .41(a)    .46(a)       .56
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (.88)       .49    (.33)     (.02)      1.05
------------------------------------------------------------------------------
  Total from investment
  operations                    (.62)       .80      .08       .44      1.61
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income         (.11)     (.34)    (.42)     (.53)    (1.08)
------------------------------------------------------------------------------
  Tax return of capital         (.23)     (.10)    (.06)        --        --
------------------------------------------------------------------------------
  Total distributions           (.34)     (.44)    (.48)     (.53)    (1.08)
------------------------------------------------------------------------------
Net asset value, end of period  $8.00     $8.96    $8.60     $9.00     $9.09
------------------------------------------------------------------------------
Total return (%) (b)           (6.98)      9.56     1.03      5.11     19.21
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                6,955    12,536   25,735    44,678    49,692
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           2.37      2.32     2.18      2.14      1.98
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           2.36      2.32     2.18      2.14      1.98
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                3.11      3.57     4.70      5.11      5.79
------------------------------------------------------------------------------
Portfolio turnover rate (%)       165       313      283       276       220
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.



                            64 | Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended December 31,         1999      1998     1997      1996     1995
------------------------------------------------------------------------------

Net asset value, beginning
of period                       $8.99     $8.62    $9.02     $9.09     $8.56
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) .27(a)    .32(a)   .42(a)    .48(a)       .57
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (.90)       .49    (.33)     (.02)      1.05
------------------------------------------------------------------------------
  Total from investment
  operations                    (.63)       .81      .09       .46      1.62
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income         (.11)     (.34)    (.43)     (.53)    (1.09)
------------------------------------------------------------------------------
  Tax return of capital         (.24)     (.10)    (.06)        --        --
------------------------------------------------------------------------------
  Total distributions           (.35)     (.44)    (.49)     (.53)    (1.09)
------------------------------------------------------------------------------
Net asset value, end of period  $8.01     $8.99    $8.62     $9.02     $9.09
------------------------------------------------------------------------------
Total return (%) (b)           (7.06)      9.72     1.09      5.31     19.26
------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                1,340     2,346    1,149       821       253
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)           2.32      2.13     2.11      2.06      2.06
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)           2.31      2.13     2.11      2.06      2.06
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                3.16      3.76     4.77      5.19      5.71
------------------------------------------------------------------------------
Portfolio turnover rate (%)       165       313      283       276       220
------------------------------------------------------------------------------

Notes:
(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of sales charges.


                            65 | Financial Highlights

Kemper International Fund

Class A


-------------------------------------------------------------------------------
Years ended October 31,                1999     1998    1997    1996    1995
-------------------------------------------------------------------------------

Net asset value, beginning of year   $12.10    $12.68  $11.96  $10.59  $11.13
-------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------
  Net investment income (loss)        (.01)       .04      --     .04     .07
-------------------------------------------------------------------------------
  Net realized and unrealized gain     2.57       .01    1.52    1.50     .05
-------------------------------------------------------------------------------
  Total from investment operations     2.56       .05    1.52    1.54     .12
-------------------------------------------------------------------------------
Less dividends:
-------------------------------------------------------------------------------
  Distribution from net
  investment income                      --     (.08)   (.12)   (.12)      --
-------------------------------------------------------------------------------
  Distribution from net
  realized gain                      (1.81)     (.55)   (.68)   (.05)   (.66)
-------------------------------------------------------------------------------
  Total dividends                    (1.81)     (.63)   (.80)   (.17)   (.66)
-------------------------------------------------------------------------------
Net asset value, end of year         $12.85    $12.10  $12.68  $11.96  $10.59
-------------------------------------------------------------------------------
Total return (%)                     23.47(a)     .45   13.49   14.70    1.69
-------------------------------------------------------------------------------

Ratios to average net assets
-------------------------------------------------------------------------------
Expenses, before expense reductions
(%)                                    1.59      1.64    1.57    1.64    1.57
-------------------------------------------------------------------------------
Expenses, net (%)                      1.59      1.64    1.57    1.64    1.57
-------------------------------------------------------------------------------
Net investment income (loss) (%)      (.12)       .36     .16     .34     .83
-------------------------------------------------------------------------------


                            66 | Financial Highlights

Class B


-------------------------------------------------------------------------------
Years ended October 31,                1999    1998    1997    1996    1995
-------------------------------------------------------------------------------
Net asset value, beginning of year   $11.90   $12.50  $11.81  $10.46  $11.09
-------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------
  Net investment income (loss)        (.11)    (.08)   (.12)   (.06)   (.02)
-------------------------------------------------------------------------------
  Net realized and unrealized gain     2.52      .03    1.51    1.47     .05
-------------------------------------------------------------------------------
  Total from investment operations     2.41    (.05)    1.39    1.41     .03
-------------------------------------------------------------------------------
Less dividends:
-------------------------------------------------------------------------------
  Distribution from net
  investment income                      --       --   (.02)   (.01)      --
-------------------------------------------------------------------------------
  Distribution from net
  realized gain                      (1.81)    (.55)   (.68)   (.05)   (.66)
-------------------------------------------------------------------------------
  Total dividends                    (1.81)    (.55)   (.70)   (.06)   (.66)
-------------------------------------------------------------------------------
Net asset value, end of period       $12.50   $11.90  $12.50  $11.81  $10.46
-------------------------------------------------------------------------------
Total return (%)                     22.50(a)  (.37)   12.32   13.59     .84
-------------------------------------------------------------------------------

Ratios to average net assets
-------------------------------------------------------------------------------
Expenses, before expense
reductions (%)                         2.44     2.62    2.57    2.53    2.50
-------------------------------------------------------------------------------
Expenses, net (%)                      2.43     2.62    2.57    2.53    2.50
-------------------------------------------------------------------------------
Net investment income (loss) (%)      (.96)    (.62)   (.84)   (.55)   (.10)
------------------------------------------------------------------------------

(a) If the Advisor had not reimbursed the fund, the total return for the year ended October 31, 1999 would have been lower.


                            67 | Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended October 31,                1999    1998    1997    1996    1995
------------------------------------------------------------------------------
Net asset value, beginning of period $11.91   $12.51  $11.81  $10.46  $11.09
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss)        (.10)    (.08)   (.09)   (.06)   (.02)
------------------------------------------------------------------------------
  Net realized and unrealized gain     2.51      .03    1.49    1.47     .05
------------------------------------------------------------------------------
  Total from investment operations     2.41    (.05)    1.40    1.41     .03
------------------------------------------------------------------------------
Less dividends:
------------------------------------------------------------------------------
  Distribution from net
  investment income                      --       --   (.02)   (.01)      --
------------------------------------------------------------------------------
  Distribution from net
  realized gain                      (1.81)    (.55)   (.68)   (.05)   (.66)
------------------------------------------------------------------------------
  Total dividends                    (1.81)    (.55)   (.70)   (.06)   (.66)
------------------------------------------------------------------------------
Net asset value, end of period       $12.51   $11.91  $12.51  $11.81  $10.46
------------------------------------------------------------------------------
Total return (%)                     22.49(a)  (.37)   12.45   13.59     .84
------------------------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------------------------
Expenses, before expense
reductions (%)                         2.33     2.55    2.49    2.50    2.50
------------------------------------------------------------------------------
Expenses, net (%)                      2.32     2.55    2.49    2.50    2.50
------------------------------------------------------------------------------
Net investment income (loss) (%)      (.85)    (.55)   (.76)   (.52)   (.10)
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended October 31,              1999     1998    1997     1996    1995
------------------------------------------------------------------------------
Net assets at end of year
(in thousands)                     $658,211  604,684 588,069 472,243  364,708
------------------------------------------------------------------------------
Portfolio turnover rate (%)           140       105      76     104      114
------------------------------------------------------------------------------

(a) If the Advisor had not reimbursed the fund, the total return for the year ended October 31, 1999 would have been lower.

Note: Total return does not reflect the effect of any sales charges. Per share data were determined based on average shares outstanding for the years ended 1995, 1996 and 1998, respectively.


                            68 | Financial Highlights

Kemper Latin America Fund

Class A


------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.31     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                       .07       .06
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .80    (2.25)
------------------------------------------------------------------------------
  Total from investment operations                            .87    (2.19)
------------------------------------------------------------------------------
Distribution from net investment income                     (.06)         --
------------------------------------------------------------------------------
Net asset value, end of period                              $8.12     $7.31
------------------------------------------------------------------------------
Total return (not annualized) (%)                           12.01    (23.05)
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      9.16     12.75
------------------------------------------------------------------------------
Expenses, net (%)                                            2.19      2.21
------------------------------------------------------------------------------
Net investment income (%)                                     .87      1.38
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.26     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                     (.01)       .04
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .81    (2.28)
------------------------------------------------------------------------------
  Total from investment operations                            .80    (2.24)
------------------------------------------------------------------------------
Net asset value, end of period                              $8.06     $7.26
------------------------------------------------------------------------------
Total return (not annualized) (%)                           11.02    (23.58)
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                      9.93     14.38
------------------------------------------------------------------------------
Expenses, net (%)                                            3.06      3.09
------------------------------------------------------------------------------
Net investment income (%)                                   (.13)       .50
------------------------------------------------------------------------------

(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period from December 31, 1997 (commencement of operations) to October 31, 1998.


                            69 | Financial Highlights

Class C


------------------------------------------------------------------------------
Years ended October 31,                                     1999(a)  1998(b)
------------------------------------------------------------------------------

Net asset value, beginning of period                        $7.26     $9.50
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income                                         --       .04
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     .80    (2.28)
------------------------------------------------------------------------------
  Total from investment operations                            .80    (2.24)
------------------------------------------------------------------------------

Net asset value, end of period                              $8.06     $7.26
------------------------------------------------------------------------------
Total return (not annualized) (%)                           11.02    (23.58)
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses, before expense reductions (%)                     10.73     14.34
------------------------------------------------------------------------------
Expenses, net (%)                                            3.04      3.06
------------------------------------------------------------------------------
Net investment income (%)                                   (.02)       .53
------------------------------------------------------------------------------

Supplemental data for all classes

------------------------------------------------------------------------------
Years ended October 31,                                   1999(a)     1998(b)
------------------------------------------------------------------------------
Net assets at end of period                              $2,462,031  1,460,498
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  76         55
------------------------------------------------------------------------------

(a) Per share data was determined based on monthly average shares outstanding during the period.

(b) For the period from December 31, 1997 (commencement of operations) to October 31, 1998.

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund.



                            70 | Financial Highlights

Kemper New Europe Fund


Class A
------------------------------------------------------------------------------
                                                                     1999(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                                 $14.27
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.03)
------------------------------------------------------------------------------
  Net realized and unrealized gain                                      .63
------------------------------------------------------------------------------
  Total from investment operations                                      .60
------------------------------------------------------------------------------
Net asset value, end of period                                       $14.87
------------------------------------------------------------------------------
Total return (not annualized) (%) (c)                                  4.20
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                           1.63
------------------------------------------------------------------------------
Net investment income (loss) (%)                                     (1.21)
------------------------------------------------------------------------------

Class B

------------------------------------------------------------------------------
                                                                     1999(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                                 $13.91
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.05)
------------------------------------------------------------------------------
  Net realized and unrealized gain                                      .63
------------------------------------------------------------------------------
  Total from investment operations                                      .58
------------------------------------------------------------------------------
Net asset value, end of period                                       $14.49
------------------------------------------------------------------------------
Total return (not annualized) (%) (c)                                  4.17
------------------------------------------------------------------------------
Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                           2.36
------------------------------------------------------------------------------
Net investment income (loss) (%)                                     (1.95)
------------------------------------------------------------------------------

(a) For the period September 3, 1999 (commencement of Class) to October 31,
    1999.

(b) Based on monthly average shares outstanding during the period.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested.


                            71 | Financial Highlights

Class C


------------------------------------------------------------------------------
                                                                     1999(a)
------------------------------------------------------------------------------

Net asset value, beginning of period                                 $14.02
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.04)
------------------------------------------------------------------------------
  Net realized and unrealized gain                                      .64
------------------------------------------------------------------------------
  Total from investment operations                                      .60
------------------------------------------------------------------------------
Net asset value, end of period                                       $14.62
------------------------------------------------------------------------------
Total return (not annualized) (%) (c)                                  4.28
------------------------------------------------------------------------------

Ratios to average net assets (annualized)
------------------------------------------------------------------------------
Expenses (%)                                                           2.40
------------------------------------------------------------------------------
Net investment income (loss) (%)                                     (1.99)
------------------------------------------------------------------------------

(a) For the period September 3, 1999 (commencement of Class) to October 31,
    1999.

(b) Based on monthly average shares outstanding during the period.

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested.

Note: Total return does not reflect the effect of any sales charges. Prior to September 3, 1999, the fund operated as a closed-end investment company. On September 3, 1999, the fund became an open-end investment company and offered three additional classes of shares.


                            72 | Financial Highlights

Class M


------------------------------------------------------------------------------
Years ended October 31,              1999     1998     1997    1996    1995
------------------------------------------------------------------------------

Net asset value, beginning
of period                          $22.23    $19.96  $16.60   $13.24  $11.61
------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (a) (.00)(c)   (.00)   (.01)      .05     .05
------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                       4.62      4.47    3.43     3.36    1.58
------------------------------------------------------------------------------
  Total from investment operations   4.62      4.47    3.42     3.41    1.63
------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------
  Net investment income             (.03)     (.09)   (.06)    (.05)      --
------------------------------------------------------------------------------
  Net realized gains on
  investment transactions          (6.36)    (2.11)      --       --      --
------------------------------------------------------------------------------
  Total distributions              (6.39)    (2.20)   (.06)    (.05)      --
------------------------------------------------------------------------------
Redemption fees                       .13        --      --       --      --
------------------------------------------------------------------------------
Net asset value, end of period     $20.59    $22.23  $19.96   $16.60  $13.24
------------------------------------------------------------------------------
Total return (%)
------------------------------------------------------------------------------
  Per share net asset value (%)
  (b)(d)                            27.95     27.70   20.66    25.92   14.04
------------------------------------------------------------------------------

Ratios to average net assets
------------------------------------------------------------------------------
Expenses (%)                       1.68(e)     1.41    1.49     1.51    1.62
------------------------------------------------------------------------------
Net investment income (loss) (%)    (.00)     (.01)   (.03)      .31     .39
------------------------------------------------------------------------------

Supplemental data for all classes
------------------------------------------------------------------------------
Years ended October 31,              1999     1998    1997     1996    1995
------------------------------------------------------------------------------
Net assets at end of period ($
millions)                            $295       359     320     266      213
------------------------------------------------------------------------------
Portfolio turnover rate (%)          57.8      41.4    44.7    35.3     32.4
------------------------------------------------------------------------------


(a) Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested.

(c) Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

(d) The performance of Class M shares reflects performance of the fund in closed-end form. The fund's performance may have been lower if it had operated as an open-end fund during these periods.

(e) Includes reorganization expense ratio of .20%.

Note: Total return does not reflect the effect of any sales charges.



                            73 | Financial Highlights

Investing In The Funds

The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing A Share Class

In this prospectus, there are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures.


For Kemper New Europe Fund, Class M shares represent the initial shares of the fund and are no longer offered. Class M shares are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Class M shares are subject to a 2% fee on all redemptions (including redemptions in kind) and exchanges. Class M shares will automatically convert to Class A shares on September 3, 2000.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.


------------------------------------------------------------------------------
Classes and features                    Points to help you compare
------------------------------------------------------------------------------

Class A

o  Sales charges of up to 5.75%,        o  Some investors may be able to
   charged when you buy shares             reduce or eliminate their sales
                                           charges; see page 84
o  In most cases, no charges when you
   sell shares                          o  Total annual expenses are lower
                                           than those for Class B or Class C
o  No distribution fee
------------------------------------------------------------------------------

Class B

o  No charges when you buy shares       o  The deferred sales charge rate
                                           falls to zero after six years
o  Deferred sales charge of up to
   4.00%, charged when you sell shares  o  Shares automatically convert to
   you bought within the last six years    Class A six years after purchase,
                                           which means lower annual expenses
o  0.75% distribution fee                  going forward
------------------------------------------------------------------------------

Class C

o  No charges when you buy shares       o  The deferred sales charge rate is
                                           lower, but your shares never convert
o  Deferred sales charge of 1.00%,         to Class A, so annual expenses
   charged when you sell shares you        remain higher
   bought within the last year

o  0.75% distribution fee
------------------------------------------------------------------------------




                           75 | Choosing A Share Class

Class A shares

Class A shares have a sales charge that varies with the amount you invest:

All funds except Kemper Global Income Fund

                    Sales charge     Sales charge
                      as a % of        as a % of your
Your investment    offering price   net investment
---------------------------------------------------------
Up to $50,000         5.75%            6.10%
---------------------------------------------------------
$50,000-$99,999       4.50             4.71
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See page 85
---------------------------------------------------------

Kemper Global Income Fund

                    Sales charge     Sales charge
                      as a % of        as a % of your
Your investment    offering price   net investment
---------------------------------------------------------
Up to $100,000        4.50%            4.71%
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See page 85
---------------------------------------------------------


The offering price includes the sales charge.


                           76 | Choosing A Share Class

You may be able to lower your Class A sales charges if:


o        you plan to invest at least $50,000 ($100,000 for Kemper Global Income
         Fund) over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ($100,000 for Kemper Global Income Fund) ("cumulative discount")

o        you are investing a total of $50,000 ($100,000 for Kemper Global Income
         Fund) or more in several Kemper funds at once ("combined purchases")


The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

                           77 | Choosing A Share Class

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.




                             78 | Choosing A Share Class

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a contingent deferred sales charge (CDSC). This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares   CDSC on shares you sell
-----------------------------------------------------------
First year                     4.00%
-----------------------------------------------------------
Second or third year           3.00
-----------------------------------------------------------
Fourth or fifth year           2.00
-----------------------------------------------------------
Sixth year                     1.00
-----------------------------------------------------------
Seventh year and later         None
                               (automatic conversion to
                               Class A)
-----------------------------------------------------------


This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


Class B shares are designed for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.


                           79 | Choosing A Share Class

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a contingent deferred sales charge (CDSC), but only on shares you sell within one year of buying them:


Year after you bought shares    CDSC on shares you sell
----------------------------------------------------------
First year                      1.00%
----------------------------------------------------------
Second year and later           None
----------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------


Class C shares may appeal to investors who plan to sell shares within six years of buying them, or who aren't certain of their investment time horizon.



                           80 | Choosing A Share Class

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

------------------------------------------------------------------------------
First investment                        Additional investments
------------------------------------------------------------------------------

$1,000 or more for regular accounts     $100 or more for regular accounts

$250 or more for IRAs                   $50 or more for IRAs

                                        $50 or more with an Automatic
                                        Investment Plan
------------------------------------------------------------------------------

Through a financial representative

o  Contact your representative using    o  Contact your representative using
   the method that's most convenient for   the method that's most convenient
   you                                     for you
------------------------------------------------------------------------------

By mail or express mail (see below)

o  Fill out and sign an application     o  Send a check and a Kemper
                                           investment slip to us at the
o  Send it to us at the appropriate        appropriate address below
   address, along with an investment
   check                                o  If you don't have an investment
                                           slip, simply include a letter with
                                           your name, account number, the full
                                           name of the fund and the share class
                                           and your investment instructions
------------------------------------------------------------------------------

By wire
o  Call (800) 621-1048 for instructions o  Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

By phone

--                                      o  Call (800) 621-1048 for
                                           instructions
------------------------------------------------------------------------------

With an automatic investment plan

--                                      o  To set up regular investments,
                                           call (800) 621-1048
------------------------------------------------------------------------------

On the Internet

o  Follow the instructions at           o  Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------


Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)


                             81 | How to Buy Shares

How to Exchange Or Sell Shares

Use these instructions to exchange or sell shares in your account.




------------------------------------------------------------------------------
Exchanging into another fund            Selling shares
------------------------------------------------------------------------------

$1,000 or more to open a new account    Some transactions, including most
                                        for over $50,000, can only be
$100 or more for exchanges between      ordered in writing with a signature
existing accounts                       guarantee; if you're in doubt, see
                                        page 92
------------------------------------------------------------------------------


Through a financial representative

o  Contact your representative by the   o  Contact your representative by
   method that's most convenient           the method that's most convenient
   for you                                 for you
------------------------------------------------------------------------------

By phone or wire
o  Call (800) 621-1048 for instructions o  Call (800) 621-1048 for instructions
------------------------------------------------------------------------------

By mail, express mail or fax
(see previous page)
                                        Write a letter that includes:
Write a letter that includes:
                                        o  the fund, class and account
o  the fund, class and account number   number from which you want to sell
you're exchanging out of                shares

o  the dollar amount or number of       o  the dollar amount or number of
shares you want to exchange             shares you want to sell

o  the name and class of the fund you   o  your name(s), signature(s) and
want to exchange into                   address, as they appear on your
                                        account
o  your name(s), signature(s) and
   address, as they appear on your account o  a daytime telephone number

o  a daytime telephone number
------------------------------------------------------------------------------

With a systematic exchange plan         With a systematic withdrawal plan

o  To set up regular exchanges from a   o  To set up regular cash payments
   Kemper fund account, call               from a Kemper fund account, call
   (800) 621-1048                          (800) 621-1048
------------------------------------------------------------------------------

On the Internet

o  Follow the instructions at           o  Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------

                       82 | How to Exchange or Sell Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.



                       83 | Policies You Should Know About

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that, with respect to certain pre-authorized privileges, as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are normally completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www.kemper.com to get up-to-date information, review balances or even place orders for exchanges.


                       84 | Policies You Should Know About

When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.


When you sell shares that have a contingent deferred sales charge (CDSC), we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o        withdrawals made through a systematic withdrawal plan

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans


o For Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer is waiving the applicable commission.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

                       85 | Policies You Should Know About

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.


If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll also be reimbursed (in the form of fund shares) for any CDSC you paid when you sold your shares. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed, although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.



                       86 | Policies You Should Know About

Redemption Fee (Class M shares)

Upon the redemption or exchange of Class M shares of the fund (including redemptions in kind) until September 3, 2000, a fee of 2% of the current net asset value of the shares will be assessed and retained by the fund for the benefit of the remaining shareholders. This fee is intended to discourage short term trading in a vehicle intended for long term investment, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge and is not a commission paid to the investment manager or its subsidiaries. The fund reserves the right to modify the terms of or terminate this fee at any time.

The fee applies to all redemptions from the fund and exchanges to other Kemper Funds by Class M shareholders. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased.


                       87 | Policies You Should Know About

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")


Class B, Class C and Class M shares -- net asset value per share, or NAV


To calculate NAV, each share class of each fund uses the following equation:

     TOTAL ASSETS - TOTAL LIABILITIES
  --------------------------------------  =  NAV
    TOTAL NUMBER OF SHARES OUTSTANDING




For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").


We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.


Because each fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.



                       88 | Policies You Should Know About

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; with respect to Kemper Asian Growth Fund, Global Discovery Fund, Kemper Global Income Fund and Kemper New Europe Fund, the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1%, whichever is less, of a portfolio's net assets; the other funds may make similar arrangements



                       89 | Policies You Should Know About

o prior to September 3, 2000, all redemptions of Kemper New Europe Fund Class M shares that total more than $500,000 over a 90-day period will be paid in kind; in addition to paying the usual 2% redemption fee, shareholders that are subject to redemption in kind may bear additional expenses greater than 1% of the value of the shares redeemed, and must submit their redemption request in writing using a form available from Kemper Service Company


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

                       90 | Policies You Should Know About

Understanding Distributions And Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.


The funds intend to pay dividends and distributions to their shareholders in November or December, and if necessary may do so at other times as well.


You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


                   91 | Understanding Distributions And Taxes

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:



Generally taxed at ordinary income rates
-------------------------------------------------------
o short-term capital gains from selling fund shares
-------------------------------------------------------
o  income dividends you receive from a fund
-------------------------------------------------------
o short-term capital gains distributions received from a
  fund
-------------------------------------------------------

Generally taxed at capital gains rates
-------------------------------------------------------
o long-term capital gains from selling fund shares
-------------------------------------------------------
o long-term capital gains distributions received from a
  fund
-------------------------------------------------------


You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends- received deduction for a portion of income dividends they receive.

                   92 | Understanding Distributions And Taxes

Notes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we mail one copy per household. For more copies, call (800) 621-1048.


Statements of Additional Information (SAIs) -- These tell you more about each fund's features and policies, including additional risk information. The SAIs are incorporated by reference into this document (meaning that they are legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.


SEC
450 Fifth Street, N.W.
Washington, DC 20549-0102
www.sec.gov
Tel (202) 942-8090

Kemper Funds
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048

SEC File Numbers


Kemper Asian Growth Fund               811-7731
Kemper Emerging Markets Growth Fund    811-08395
Kemper Global Blue Chip Fund           811-08395
Global Discovery Fund                  811-4670
Kemper Global Income Fund              811-5829
Kemper International Fund              811-3136
Kemper Latin America Fund              811-08395
Kemper New Europe Fund                 811-5969


Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com E-mail
info@kemper.com Tel (800) 621-1048

[LOGO] KEMPER FUNDS
Long-term investing in short-term world(SM)

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2000


                          KEMPER NEW EUROPE FUND, INC.

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


    This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Kemper New Europe Fund, Inc. (the "Fund") dated March 1, 2000. The prospectus may be obtained without charge from the Fund and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov). The Fund's Annual Report dated October 31, 1999, which either accompanies this Statement of Additional Information or has been previously provided to the investor to whom this Statement of Additional Information is being sent, is incorporated by reference. The Fund will furnish without charge a copy of the Annual Report upon request by calling 1-800-621-1048.


    The Fund was a closed-end fund whose shares were listed on the New York Stock Exchange, Inc. The shareholders of the Fund approved a proposal to open-end the Fund. The conversion of the Fund to an open-end investment company occurred on September 3, 1999. This Statement of Additional Information pertains to the Fund as an open-end investment company.

                                TABLE OF CONTENTS

                                                            Page
                                                            ----
INVESTMENT RESTRICTIONS..................................      1
INVESTMENT OBJECTIVE AND POLICIES........................      2
CERTAIN INVESTMENT PRACTICES.............................      4
DIVIDENDS AND TAXES......................................     18
NET ASSET VALUE..........................................     22
PERFORMANCE..............................................     23
INVESTMENT MANAGER AND UNDERWRITER.......................     26
PORTFOLIO TRANSACTIONS...................................     30
PURCHASE, REPURCHASE AND REDEMPTION OF SHARES............     31
REDEMPTION OR REPURCHASE OF SHARES.......................     36
SPECIAL FEATURES.........................................     41
OFFICERS AND DIRECTORS...................................     45
ORGANIZATION OF THE FUND.................................     47
FINANCIAL STATEMENTS.....................................     49

                             INVESTMENT RESTRICTIONS

    The Fund has adopted certain fundamental investment restrictions which, together with the investment objective and fundamental policies of the Fund, cannot be changed without approval of a "majority" of its outstanding voting securities. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of (1) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

    The Fund is classified as a non-diversified open-end management company.


    The Fund may not, as a fundamental policy:


         1. Purchase securities on margin, except such short-term credits as may be necessary or routine for clearance of transactions and the maintenance of margin with respect to futures and forward contracts.

         2. Make short sales of securities, except short sales against the box.

         3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, and may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.

         4. Invest more than 25% of the total value of its assets in a particular industry; provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, but will apply to foreign government obligations unless the U.S. Securities and Exchange Commission (the "SEC") permits their exclusion.

         5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities that are secured by real estate or commodities and securities of companies that invest or deal in real estate or commodities, may purchase and sell futures contracts and related options on stock indices and currencies, may enter into forward currency exchange contracts, may write options on stocks and may purchase and sell options on currencies and stock indexes.

         7. Make loans, provided that the Fund may (a) acquire debt securities as described herein, (b) enter into repurchase agreements and (c) lend portfolio securities in an amount not to exceed 25% of the Fund's total assets.

The following additional restrictions are not fundamental policies of the Fund and may be changed by the Board of Directors.

The Fund may not:

         1. Borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.

         2. Enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

         3. Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.

         4. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

         5. Purchase warrants if as a result such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

         6. Lend portfolio securities in an amount greater than 5% of its total assets.

         7. Make investments for the purpose of exercising control or management. Substantial stock ownership may occasionally confer on the Fund the ability to influence policies of portfolio companies. In addition, the Fund's management may consult with and advise the management of portfolio companies with respect to the operating and financial policies of such companies.

         8. Participate on a joint and several basis in any trading account in securities.

         9. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities of any single issuer. The exercise of stock subscription rights or conversion rights is not deemed to be a purchase for purposes of this restriction.

         10. Invest more than 15% of its net assets in illiquid securities.

                        INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of European companies.

    The Fund will invest in both the industrialized nations of Western Europe and the less wealthy or developed countries in Southern and Eastern Europe. The Fund will invest in established markets and companies with large capitalizations as well as newer markets and smaller companies, and the portion of the Fund's assets invested in each will vary from time to time. The Fund seeks to benefit from accelerating economic growth transformation and deregulation taking hold in Europe. These developments involve, among other things, increased privatizations and corporate restructurings, the reopening of equity markets and economies in Eastern Europe, further broadening of the European Union, and the implementation of economic policies to promote non-inflationary growth. The Fund invests in companies it believes are well placed to benefit from these and other structural and cyclical changes now underway in this region.

    Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

    The Fund will invest, under normal market conditions, at least 65% of its total assets in the equity securities of European companies. The Fund defines a European company as: (i) a company organized under the laws of a European country and that has a principal office in a European country; or (ii) a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe; or (iii) a company whose equity securities are traded principally in European securities markets. The Fund's definition of European companies may include companies that have characteristics and business relationships common to companies in other regions. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other regions, as well as to Europe. The Fund believes, however, that investment in such companies will be appropriate in light of the Fund's investment objective, because Scudder Kemper Investments, Inc. (the "Adviser") will select among such companies only those which, in its view, have sufficiently strong exposure to economic and market forces in Europe such that their value will tend to reflect European developments to a greater extent than developments in other regions. For example, the Adviser may invest in companies organized and located in the U.S. or other countries outside of Europe, including companies having their entire production facilities outside of Europe, when such companies meet one or more elements of the Fund's definition of European companies so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in Europe.

    The Fund expects the majority of its equity assets to be invested in the more established and liquid markets of Western and Southern Europe. These more established Western and Southern European countries include: Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. To enhance return potential, however, the Fund may pursue investment opportunities in the less wealthy nations of Southern Europe, currently Greece, Portugal and Turkey, and the former communist countries of Eastern Europe, including countries once part of the Soviet Union. The Fund may invest in other countries of Europe when their markets become sufficiently developed, in the opinion of the Adviser.

    The Fund intends to allocate its investments among at least three countries at all times. The Fund's equity investments may consist of: common stock, preferred stock (convertible or non-convertible), depositary receipts (sponsored or unsponsored) and warrants. These may be illiquid securities. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter ("OTC")or have no organized market. In addition, the Fund may engage in strategic transactions, including derivatives.

    The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Capital appreciation in debt securities may arise from a favorable change in relative interest rate levels or in the creditworthiness of issuers. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment grade (commonly referred to as "junk bonds"); that is, rated below Baa by Moody's Investor Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Service ("S&P"). Such securities may be in default with respect to payment of principal or interest.

    The Fund may invest in when-issued securities, illiquid and restricted securities and convertible securities and may enter into repurchase agreements and reverse repurchase agreements. The Fund may also invest in closed-end investment companies that invest primarily in Europe.


    When, in the opinion of the Adviser, market conditions warrant, as a temporary defensive measure, the Fund may invest without limit in foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. In such a case, the Fund would not be pursuing, and may not achieve, its investment objective. The Fund may also invest up to 20% in these investments to maintain liquidity.


    Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

    From time to time, the Fund may be a purchaser of restricted debt or equity securities (i.e., securities which may require registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption therefrom, in order to be sold in the ordinary course of business) in a private placement. The Fund has undertaken not to purchase or acquire any such securities if, solely as a result of such purchase or acquisition, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.

    To a lesser extent, the Fund may also invest in "Specialized Investments" which consist of equity securities of: (i) privately-held European companies;
(ii) European companies that have recently made initial public offerings of their shares; (iii) government-owned or -controlled companies that are being privatized; (iv) smaller publicly-held European companies, i.e., any European company having a market capitalization of less than $500 million (the Board of Directors of the Fund may, in the future, reevaluate and increase or decrease the maximum market capitalization for qualification as a smaller European company); (v) companies and joint ventures based in Europe; (vi) private placements and joint venture participations in European companies that may not be readily marketable; (vii) pooled investment funds that invest principally in securities in which the Fund may invest, which are considered investment companies for purposes of the 1940 Act restrictions described below; and (viii) European companies with private market values perceived by the Adviser to be substantially in excess of their publicly-traded values.

                          CERTAIN INVESTMENT PRACTICES

Investing in Foreign Securities

    Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting and auditing financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

    Many of the currencies of Eastern European countries have experienced a steady devaluation relative to Western currencies. Any future devaluation may have a detrimental impact on any investments made by the Fund in Eastern Europe. The currencies of most Eastern European countries are not freely convertible into other currencies and are not internationally traded. The Fund will not invest its assets in non-convertible fixed income securities denominated in currencies that are not freely convertible into other currencies at the time the investment is made.

    These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may not be subject to potentially greater risks than investments in developed countries, the Fund will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

    Emerging Markets. While the Fund's investments in foreign securities will principally be in developed countries, the Fund may invest in countries considered by the Adviser to be developing or "emerging" markets. Developing or emerging markets involve exposure to economic structures that are generally less diverse and mature than in the U.S., and to political systems that may be less stable. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle.
Currently, emerging markets generally include every country in the world other than the U.S., Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Adviser believes that these characteristics can be expected to continue in the future.

    Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

    Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the U.S. and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

    In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the U.S.; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Fund to the risk of losses resulting from the Fund's inability to recover from a counterparty.

    The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for the Fund's portfolio securities in such markets may not be readily available. The Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of its Board of Directors.

    Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

    Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or -controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

    In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

    In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

    Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

    Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

    Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on futures contracts on foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

    Depositary Receipts. The Fund may invest directly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities of the European company into which they may be converted. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

    Debt Securities. When the Adviser believes that it is appropriate to do so in order to achieve the Fund's objective of long-term capital appreciation, the Fund may invest up to 20% of its total assets in European debt securities, including bonds of foreign governments, supranational organizations and private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk.

    Subject to the above 20% limit, the Fund may purchase debt securities which are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P and unrated securities ("high-yield/high-risk securities"), which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks. The Fund may also purchase bonds rated B or lower by Moody's or S&P, and may invest in securities which are rated C by Moody's or D by S&P or securities of comparable quality in the Adviser's judgment. Such securities may be in default with respect to payment of principal or interest, carry a high degree of risk and are considered speculative. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.

    To the extent developments in emerging markets result in improving credit fundamentals and rating upgrades for countries in emerging markets, the Adviser believes that there is the potential for capital appreciation as the improving fundamentals become reflected in the price of debt instruments. The Adviser also believes that a country's sovereign credit rating (with respect to foreign currency denominated issues) acts as a "ceiling" on the rating of all debt issuers from that country. Thus, the ratings of private sector companies cannot be higher than that of their home countries. The Adviser believes, however, that many companies in emerging market countries, if rated on a stand-alone basis without regard to the rating of the home country, possess fundamentals that could justify a higher credit rating, particularly if they are major exporters and receive the bulk of their revenues in U.S. dollars or other hard currencies. The Adviser seeks to identify such opportunities and benefit from this type of market inefficiency.

    Trading in debt obligations ("sovereign debt") issued or guaranteed by foreign governments or their agencies or instrumentalities ("governmental entities") also involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such obligations. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, dependence on expected disbursements from third parties, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. As a result, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

    High-Yield/High-Risk Securities. As stated above, within the Fund's 20% limit of investments in European debt securities, the Fund may also invest in high-yield/high-risk securities.

    High-yield, high-risk securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. An economic downturn could disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher-quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Fund's net asset value. In addition, investments in high-yield, zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

    The trading market for high-yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of the Fund to accurately value high-yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs and liquidity and valuation difficulties.

    Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality securities. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

    Small Companies. The Fund may invest its assets in the securities of small companies. Investments in small companies involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities, higher brokerage commissions and fees and greater market risk in general. In addition, these securities involve greater risks since they may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospectus than are larger, more established companies.




Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

    In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

    Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

    With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

    Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

    If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

    The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

    The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

    The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

    The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

    The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

    The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

    The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

    To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


    The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

    Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

    OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

    With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

    Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

    Convertible Securities. The Fund may invest in convertible securities which are bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities can provide income through interest and dividend payment and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

    The convertible securities in which the Fund may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock increases, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

    As fixed income securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

    Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stocks of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

    Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

    Repurchase Agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase.


    A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry System.

    It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.


    Borrowing. The fund may not borrow money, except as permitted under Federal law. The Fund will borrow only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. The Fund does not expect to borrow for investment purposes, to increase return or leverage the portfolio. Borrowing by the Fund will involve special risk considerations. Although the principal of the fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.


    Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made to member firms of the NYSE, and would be required to be secured continuously by collateral in cash, U.S. Government securities or other high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on the investment of the collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Fund determines to make securities loans, the value of the securities loaned will not exceed 5% of the value of the Fund's total assets at the time any loan is made.

INTERFUND BORROWING AND LENDING PROGRAM. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.


    Illiquid Securities. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.

    Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if such sale is made in violation of the 1933 Act or if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

    The Fund may invest up to 15% of its total net assets in illiquid securities.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

    When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a "when-issued" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

    Short Sales Against-The-Box. The Fund may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities or other assets sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. The Fund currently does not intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

    If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.



                             DIVIDENDS AND TAXES

    Dividends. The Fund normally distributes dividends of net investment income and any net realized short-term and long-term capital gains at least annually. The level of income dividends per share (as a percentage of net asset value) may be lower for Class B and Class C shares than for Class A and M shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

    The Fund may vary at any time the foregoing dividend practice and, therefore, reserves the right from time to time either to distribute or to retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors of the Fund determines appropriate under then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.


    Income dividends and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional Fund shares of the same class at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

    (1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

    (2) To receive income and capital gain dividends in cash.

    Any dividends of the Fund that are reinvested normally will be reinvested in Fund shares of the same class. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of the Fund invested without a sales charge in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features -- Class A Shares -- Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of the Fund in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund reinvests dividend checks (and future dividends) in shares of the same class of the same Fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same class of the same Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


    Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed in the manner required by the Code. Such qualification does not involve governmental supervision or management of investment practices or policy.

    To so qualify, the Fund is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) (the "90% Distribution Requirement").


         If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of a Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.


    A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to meet the 90% Distribution Requirement and to prevent imposition of the 4% excise tax.

    Dividends derived from net investment income and net short-term capital gains are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of how long the shares have been held and whether received in cash or shares. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared.

    A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder.

    If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a pro rata share of federal income taxes paid by the Fund on such gains as a credit against federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such gains and the tax credit.

    A shareholder who redeems shares of the Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares.

    A shareholder who has redeemed shares of the Fund or any other Kemper Mutual Fund listed herein under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as described herein under "Redemption or Repurchase of Shares -- Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares.

    If a shareholder realizes a loss on the redemption or exchange of the Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of the Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

    Investment income derived from foreign securities may be subject to foreign income taxes withheld at the source. Because the amount of the Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. The Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Fund qualifies as a regulated investment company, (ii) certain asset and distribution requirements are satisfied, and
(iii) more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

    The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions (such as a gain on a sale of PFIC shares) might have been classified as capital gain.

    The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. Mark to market losses would be deductible, as ordinary losses, to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

    The Fund's Strategic Transactions will be subject to special tax rules. Equity options (including covered call options on portfolio stock) and OTC options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of an exercise of a put option, on the Fund's holding period for the underlying stock. If the Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.


    Many futures contracts and certain foreign currency forward contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income.


    Positions of the Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

    Positions of the Fund which consist of at least one position not governed by
Section 1256 and at least one futures or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

    Under certain circumstances, the purchase of a put option or the entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Moreover, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments.

    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain options, futures contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


    Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund or a shareholder is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


    Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

    Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

    The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

    Shareholders should consult their tax advisors about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                               NET ASSET VALUE

    The net asset value per share of the Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A and M shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading (the "value time") on the NYSE on each day the NYSE is open for trading. The NYSE is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

    Securities listed primarily on foreign exchanges may trade on days when the Fund's net asset value is not computed; and therefore, the net asset value of the Fund may be significantly affected on days when investors have no access to the Fund.

    An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another OTC market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

    Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board of Directors believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser of the Fund may calculate the price of that debt security, subject to limitations established by the Board of Directors.

    An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded OTC is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

    If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

    If, in the opinion of the Valuation Committee of the Board of Directors, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

    Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                                 PERFORMANCE

    The Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for each class. Each of these figures is based upon historical results and is not representative of the future performance of any class of the Fund. If fees or expenses are being waived or absorbed by the Adviser, the Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.


    The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value in the case of Class M shares may or may not include the effect of any applicable redemption fee. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures may also be calculated without deducting the maximum sales charge.


    Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements and Prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B, Class C and Class M shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period or any applicable redemption fee. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B or C shares or redemption fee for Class M shares would be reduced if such charges were included.

    Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio for the period referenced, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

    The Fund's performance figures are based upon historical results and are not representative of future performance. The Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and C shares are sold at net asset value. Redemption of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Redemptions and exchanges of Class M shares (including redemptions in-kind) will be subject to a 2% redemption fee. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B and C shares that may be imposed at the end of the period in question and the applicable redemption fee imposed on Class M shares. Performance figures for the Class B, C and M shares not including the effect of the applicable contingent deferred sales charge or redemption fee would be reduced if it were included. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

    The Fund's performance may be compared to that of the Morgan Stanley Capital International (MSCI) Europe Index and may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper") and other independent organizations. Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

    Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative.

    Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the Bank Rate Monitor National Index(TM) or various certificate of deposit indexes. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index ("COFI").

    Investors may want to compare the performance of the Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

    The Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic
conditions   either  alone  or  in  comparison  with  alternative   investments,
performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

    The Fund's returns and net asset value will fluctuate and shares of the Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Redemption and exchanges of Class M shares (including redemptions in-kind) are subject to a 2% fee as described above. Additional information about the Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the Fund.


    The Fund converted to open-end status and combined, as the surviving entity, with the Kemper Europe Fund, on September 3, 1999 (the "Reorganization"). The Fund's former closed-end share class was renamed Class M shares upon the Reorganization. Returns for Class M shares reflect the Fund's performance as a closed-end fund. Returns for Class A, B and C shares are derived from the historical performance of Class M Shares. The performance figures are adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the current contingent deferred sales charges of 4.00% for Class B shares and 1.00% for Class C shares. Returns for Class B and C shares have also been adjusted to reflect the estimated operating expenses applicable to each share class, which are generally higher than that of Class M shares. Class A, B and C shares are newly offered and therefore have no available performance information. Comparative information with respect to the MSCI Europe Index is also included. There are differences and similarities between the investments which the Fund may purchase and the investments measured by the MSCI Europe Index. The net asset value and returns of the Fund will fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.



 Average Annual Total Returns

                                                  Class A        Class B         Class C
                                                  -------        -------         -------                           MSCI
                                                                                                                  Europe
  For periods ended December 31, 1999                                                               Class M(1)   Index(2)
 ------------------------------------                                                             -------------- --------
 One Year............................             42.73%          45.60%          49.62%               27.95%      16.23%
 Five Years..........................             29.78%          29.82%          30.39%               23.14%      22.54%
 Since Inception(3)..................             15.21%          14.14%          14.41%               12.97%    15.05%(4)

----------

(1) The one year average annual total return reflects the imposition of a 2% redemption fee.

(2) The Morgan Stanley Capital International Europe Index is an unmanaged index that is generally representative of the equity securities of the European markets. Index returns assume reinvestment of dividends and unlike the Fund's returns, do not reflect any fees, expenses or sales charges.

(3) Inception date for Class M Shares is February 16, 1990.


(4) Index comparison begins 02/23/90.



    The following table compares the performance of the Class M shares of the Fund over various periods ended December 31, 1999, with that of other mutual funds within the category described below according to data reported by Lipper. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis.


                                                           Lipper Mutual Fund
                                                          Performance Analysis
                                                         Western European Funds
                                                         ----------------------
                     One Year (Period ended 12/31/99)........      #
                     Five Years (Period ended 12/31/99)......      #


    The Lipper Western European Funds category includes funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in Western European regions or in a single country within these regions.

    Again, the historical performance figures reflected above represent the operations of the Fund in closed-end form. If the Fund had operated as an open-end fund during those periods, the performance of the Fund would likely have been different and possibly lower.

                     INVESTMENT MANAGER AND UNDERWRITER

    Investment Manager. Scudder Kemper Investments, Inc. ("the Adviser"), 345 Park Avenue, New York, New York, is the Fund's investment manager. The Adviser is approximately 70% owned directly and indirectly by Zurich Financial Services, a global insurance and financial services company. The balance of the Adviser is owned by its officers and employees. Pursuant to an investment management agreement, the Adviser acts as the Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund shall pay the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliated with officers or employees of the Adviser), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. The Fund bears the expenses of registration of its shares with the SEC, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

    The investment management agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

    The Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund and by the shareholders of the Fund subject thereto or the Board of Directors. The Fund's investment management agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund subject thereto, and will terminate automatically upon assignment.

    Responsibility for overall management of the Fund rests with its Board of Directors and officers. Professional investment supervision is provided by the Adviser.

    On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former investment manager to the Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

    On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Adviser) and the financial services businesses of B.A.T. Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

    Upon consummation of this transaction, the Fund's existing investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board therefore approved a new investment management agreement with the Adviser, which was substantially identical to the prior investment management agreement of the Fund in closed-end form, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and was approved by shareholders at a special meeting which concluded in December 1998.


    The Fund had a management agreement with Scudder Kemper which was in effect prior to September 3, 1999 whereby the Fund agreed to pay a monthly investment management fee of 1/12 of the annual rate of 1.25% of the first $75 million of average weekly net assets declining to 1.10% of average weekly net assets in excess of $200 million.


    A new investment management agreement was approved by the Board of Directors and subsequently by the shareholders of the Fund at the annual meeting held on July 20, 1999, in connection with the proposal to convert the Fund to open-end status and to combine the Fund with the Kemper Europe Fund. This new agreement reflects the implementation of lower advisory fees and other changes to conform the agreement to those in place for other open-end funds in the Kemper family of funds. A summary of the terms of the new agreement is provided above.


    Effective September 3, 1999, the Fund pays Scudder Kemper an investment management fee, payable monthly, at the annual rates shown below:



                                                               Annual Management
                     Average Daily Net Assets of the Fund          Fee Rates
                     -------------------------------------------------------
                     $0 -- $250 million...................            0.75%
                     $250 million -- $1 billion...........            0.72
                     $1 billion -- $2.5 billion...........            0.70
                     $2.5 billio -- $5 billion...........             0.68
                     $5 billion -- $7.5 billion...........            0.65
                     $7.5 billion -- $10 billion..........            0.64
                     $10 billion -- $12.5 billion.........            0.63
                     Over $12.5 billion...................            0.62

    The expenses of the Fund, and of other investment companies investing in foreign securities, can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees.

    The investment management fees incurred by the Fund for its last three fiscal years are shown in the table below. These fees are based on the Fund's former fee schedule as a closed-end entity and are based on the Fund's average weekly net assets. The investment management fees to be paid by the fund in open-end form will be lower.


                                 Fiscal 1999*     Fiscal 1998 Fiscal 1997
                                 ----------------------------------------

                                 $3,815,000      $4,151,077  $3,490,192

* The management fee reflects fees incurred pursuant to the management agreement in effect prior to September 3, 1999 and the new management agreement effective September 3, 1999.


    Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records related thereto. As a closed-end investment company, the Fund was not charged any fees for the services provided by SFAC. As an open-end investment company, however, the Fund will incur an annual accounting service fee that is based on the actual services provided, but is expected to equal approximately .10% of the average daily net assets of the Fund.

    Principal Underwriter. Pursuant to an underwriting and distribution services agreements ("distribution agreement"), Kemper

Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois, 60606, an affiliate of the Adviser, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

    The distribution agreement continues in effect from year to year so long as such continuance is approved for each relevant class at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The agreement may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a class by class basis.


    Class A Shares. KDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of the Fund's Class A share for the fiscal period .




                                            Commissions          Commissions      Commissions Paid To
                                            -----------          -----------      -------------------
                                            Retained By       Underwriter Paid     Kemper Affiliated
                                            -----------       ----------------     -----------------
        Fund             Fiscal Year        Underwriter         To All Firms             Firms
        ----             -----------        -----------         ------------             -----

     New Europe            1999*              $14,000               $76,000

*   For the period September 3, 1999 through October 31, 1999.



    Class B Shares. For its services under the distribution agreement, KDI receives a fee from the Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.


    Class C Shares. For its services under the distribution agreement, KDI receives a fee from the Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charges -- Class C Shares".

    Class M Shares. KDI receives no compensation from the Fund as principal underwriter for Class M shares.

    Class B Shares and Class C Shares. The Fund has adopted a plan under Rule 12b-1 of the Act (the "Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and cost more than other types of sales charges.


                                                  Total        Commissions
                                                  -----        -----------
                   Distribution    Contingent   Commissions      Paid By
                   ------------    ----------   -----------      -------


                                   Deferred
                                   --------
                     Fees Paid      Sales     Paid By      Underwriter     Advertising              Marketing   Misc.      Interest
                     ---------      -----     -------      -----------     -----------              ---------   -----      --------
Fund Class  Fiscal   By Fund To   Charges To  Underwriter  To Affiliated      and       Prospectus   and Sales   Operating  Fund
----------  ------   ----------   ----------  -----------  -------------      ---       ----------   ---------   ---------  ----
B Shares    Year    Underwriter   Underwriter  To Firms       Firms        Literature   Printing     Expenses    Expenses   Expenses
--------    ----    -----------   -----------  --------       -----        ----------   --------     --------    --------   --------









                                                                   Other Distribution Expenses Paid By Underwriter
                                                                  --------------------------------------------------
                                                              Commissions
                                                              -----------
                                 Contingent      Total        Paid By
                                 ----------      -----        -------
                  Distribution   Deferred     Commissions    Underwriter
                  ------------   --------     -----------    -----------
 Fund             Fees Paid       Sales         Paid By          To         Advertising              Marketing  Misc.      Interest
 ----             ---------       -----         -------          --         -----------              ---------  -----      --------
Class C   Fiscal  By Fund To     Charges To    Underwriter    Affiliated       and      Prospectus   and Sales  Operating  Fund
-------   ------  ----------     ----------    -----------    ----------       ---      ----------   ---------  ---------  ----
Shares     Year   Underwriter   Underwriter     To Firms        Firms      Literature    Printing     Expenses   Expenses   Fxpenses
------     ----   -----------   -----------     --------        -----      ----------    --------     --------   --------   --------

1999











    If the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

    Administrative Services. Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. For the services under the administrative agreement, the Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of Class A, B, C and M shares of the Fund.


    KDI enters into related arrangements with various broker-dealers and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A and Class M shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class A shares maintained and serviced by the firm and the fee continues until terminated by KDI and the Fund. With respect to Class B shares and Class C shares, KDI currently advances to firms the first year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include affiliates of KDI. In addition, KDI may, from time to time, from its own resources, pay certain additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

    Prior to September 3, 1999,the Fund had not paid any administrative services fees.



                                           Administrative Service            Service Fees           Service Fees
                                           ----------------------            ------------           ------------
                                                 Fees Paid                      Paid By                Paid By
                                                 ---------                      -------                -------
                                                  By Fund                    Administrator          Administrator
                                                  -------                    -------------          -------------
       Fund         Fiscal Period*    Class A     Class B     Class C          To Firms          To Affiliated Firms
       ----         --------------    -------     -------     -------          --------          -------------------
 Kemper New Europe       1999



  *For the period
   September 3, 19999
   through
   October 31, 1999









KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services, at an annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than KDI) listed on the Fund's records. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record. The Board of Directors of the Fund, in its discretion, may approve basing the fee to KDI at the annual rate of 0.25% on all Fund assets in the future. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.




    Certain Directors or officers of the Fund are also directors or officers of the Adviser, or KDI as indicated under "Officers and Directors."

    Custodian, Transfer Agent and Shareholder Service Agent. Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, has custody of all securities and cash of the Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of the Adviser, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charge (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund.

    Independent Auditors and Reports to Shareholders. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. Prior to July 20, 1999, PricewaterhouseCoopers LLP served as independent auditors to the Fund.

    Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

                           PORTFOLIO TRANSACTIONS


Brokerage Commissions

         Allocation of brokerage is supervised by the Adviser.


         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Scudder Investor Services, Inc. ("SIS")with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


         The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or the Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through SIS which is a corporation registered as a broker/dealer and a subsidiary of the Adviser; SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

         Although certain research services from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

 The Directors review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

    The table below shows total brokerage commissions paid by the Fund for the last three fiscal periods and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided. Commission for the periods prior to September 3, 1999, reflect the Fund's operation as a closed-end fund.

                                       Percentage
                                       ----------
                                      Allocated to
                                      ------------
                                      Firms Based on
                                      --------------
                                        Research in
                                        -----------
                      Fiscal 1999       Fiscal 1999   Fiscal 1998  Fiscal 1997
                      -----------       -----------   -----------  -----------
                      $1,121,289         84.87%       $789,718     $662,786

    The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.



        PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES



    Alternative Purchase Arrangements. Class M shares are no longer available for sale. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance (September 3, 2000). Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase and do not convert into another class. Class M shares represent the initial class of shares of the Fund and are no longer offered. Class M shares are subject to a 2% fee on exchanges and redemptions (including redemptions in-kind). When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.


    The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                                 Annual 12b-1 Fees
                                                               (As A % of Average
                                  Sales Charge                  Daily Net Assets)        Other Information
                                  ------------                  -----------------        -----------------
                   Class A     Maximum initial sales charge                         Initial sales charge waived
                               of                                      None         or
                               5.75% of the public offering                         reduced for certain
                               price                                                purchases

                   Class B     Maximum contingent deferred                          Shares convert to Class A
                               sales                                   0.75%        shares
                               charge of 4% of redemption                           six years after issuance
                               proceeds; declines to zero
                               after
                               six years
                               Contingent deferred sales

                   Class C     charge                                  0.75%        No conversion feature
                               of 1% of redemption proceeds
                               for
                               redemptions made during first
                               year after purchase





    The minimum initial investment for the Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an IRA is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

    Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

    Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers of the Fund choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                Sales Charge

                                                                                                  Allowed To
                                                                                                 Dealers As A
                                                       As A Percentage Of   As A Percentage Of   Percentage Of
                            Amount of Purchase           Offering Price      Net Asset Value*   Offering Price
                      ------------------------------   ------------------   ------------------  --------------
                      Less than $50,000.............            5.75%                6.10%           5.20%
                      $50,000 but less than $100,000            4.50                 4.71            4.00
                      $100,000 but less than $250,000           3.50                 3.63            3.00
                      $250,000 but less than $500,000           2.60                 2.67            2.25
                      $500,000 but less than $1
                      million.......................            2.00                 2.04            1.75
                      $1 million and over...........            0.00**               0.00**           ***

----------

  * Rounded to the nearest one-hundredth percent.

 ** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

*** Commission is payable by KDI as discussed below.

    The Fund receives the entire net asset value of all Class A shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.


    Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in the Fund or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 (the "Large Order NAV Purchase Privilege") including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

    KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above including Class R Shares of certain Scudder Funds. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.


    Class A shares of the Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term
Global Income Fund, et al., Case No. 93 C 5231 (N.D.Il). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

    Class A shares may be sold at net asset value in any amount to: (a) officers, directors, trustees, employees (including retirees) and sales representatives of the Fund, its Adviser, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; and (d) any trust or pension, profit sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may also be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase Fund Class A shares at net asset value through reinvestment programs described herein of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value through certain investment advisers registered under the 1940 Act and other financial services firms acting solely as agents for their clients, that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment adviser or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

    Class A shares of the Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

    Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

    Class A shares of the Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

    The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

    Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

    KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

    Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

    Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at the rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

    Which Arrangement Is Better For You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the KSvC will be invested instead in Class A shares at net asset value where the combined subaccount value in the Fund or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the above sales arrangements, consult your financial representative or KDI. Financial services firms may receive different compensation depending upon which class of shares they sell.


    General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers as described above. Banks or other financial services firms may be subject tovarious federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.


    KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold by the firm under the following conditions:
(i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSvC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

    In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund or other funds underwritten by KDI.

    Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.


    Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than required by the Fund (i.e., not described below) set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase, repurchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.


    The Fund reserves the right to withdraw all or any part of the offering made by the prospectus and this statement of additional information and to reject purchase orders. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

    Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this statement of additional information.

    As described herein, Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of the Fund's portfolio securities at the time.

    The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

                     REDEMPTION OR REPURCHASE OF SHARES

    General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

    The redemption price for shares of the Fund will be the net asset value per share of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") and the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below) and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

    Upon the redemption or exchange of Class M shares of the Fund (including redemptions in-kind), a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders until September 3, 2000. This fee is intended to discourage short term trading in a vehicle intended for long term investment. The fee is not a deferred sales charge, is not a commission paid to the investment manager or its subsidiaries, and does not benefit the investment manager in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time. The 2% fee applies to redemptions from the Fund and exchanges to other Kemper Mutual Funds by Class M shareholders. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased.


    Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

    Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss including loss resulting from fraudulent or unauthorized transactions, so long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

    Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge or applicable redemption fee) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders provided the trustee, executor, or guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

    Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

    Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge or redemption fee). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

    Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon the redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates;
(c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

    Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                           Contingent Deferred
                     Year of Redemption After Purchase        Sales Charge
                    ------------------------------------  ----------------
                    First.............................             4%
                    Second............................             3%
                    Third.............................             3%
                    Fourth............................             2%
                    Fifth.............................             2%
                    Sixth.............................             1%

    The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code
Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for, redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code and (d) redemptions representing returns of excess contributions to such plans.



Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent
(g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (f) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


    Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

    The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1999 will be eligible for the second year's charge if redeemed on or after March 1, 2000. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

    Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Mutual Funds. A shareholder of the Fund or any other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of Fund shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

    Redemption In-Kind. The Fund has adopted the following redemption policy in an attempt to avoid the imposition of adverse tax consequences on remaining shareholders that may be caused by certain large-scale redemptions. In conformity with Rule 18f-1 under the 1940 Act, the Fund reserves the right to redeem its shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. As an operating policy, the Fund reserves the right to satisfy redemption requests in excess of such amount by distributing portfolio securities in lieu of cash. This policy may be modified or terminated at any time by the Board of Directors. As to Class M shareholders, the Fund will honor any request for redemptions by making payment in whole or in part in readily marketable securities to the extent those redemptions exceed $500,000 during any 90-day period within the one year period following the Fund's conversion to open-end status. Any securities distributed in-kind would be valued in accordance with the Fund's policies used to determine net asset value, and would be selected pursuant to procedures adopted by the Board of Directors to help ensure that such redemptions are effected in a manner that is fair and equitable to all shareholders. The redeeming shareholder will bear the risk of fluctuations in value of the in-kind redemption proceeds after the trade date for the redemption. Shareholders who receive portfolio securities in redemption of Fund shares will be required to make arrangements for the transfer of custody of such securities to the shareholder's account and must communicate relevant custody information to the Fund prior to the effectiveness of a redemption request. Redemption requests subject to the Fund's redemption in-kind policy will not be considered in good order unless such information is provided. As discussed below, a redeeming shareholder will bear all costs associated with the in-kind distribution of portfolio securities. Shareholders receiving securities in-kind may, when selling them, receive less than the redemption value of such securities and would also incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

    Redeeming shareholders will bear any costs of delivery and transfer of the portfolio securities received in an in-kind redemption (generally, certain transfer taxes and custodial expenses), and such costs will be deducted from their redemption proceeds. Redeeming shareholders will also bear the costs of re-registering the securities, as the securities delivered will be registered in the Fund's name or the nominee names of the Fund's custodians. The actual per share expenses for redeeming shareholders of effecting an in-kind redemption and of any subsequent liquidation by the shareholder of the portfolio securities received will depend on a number of factors, including the number of shares redeemed, the Fund's portfolio composition at the time and market conditions prevailing during the liquidation process. The Fund gives no assurances of such expenses, and shareholders whose redemptions are effected in-kind may bear expenses in excess of 1% of the net asset value of the shares of the Fund redeemed. These expenses are in addition to any applicable redemption fee or contingent deferred sales charge.

    The Fund has received an exemptive order from the SEC to permit in-kind redemption transactions to be effected by shareholders who may be deemed to be affiliated with the Fund because they own 5% or more of the Fund's outstanding voting securities.

                              SPECIAL FEATURES


    Class A Shares -- Combined Purchases.

Class A Shares -- Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Aggressive Growth Fund, Kemper Asian Growth Fund, Kemper Blue Chip Fund, Kemper California Tax-Free Income Fund, Kemper Cash Reserves Fund, Kemper Contrarian Fund, Kemper Emerging Markets Growth Fund, Kemper Emerging Markets Income Fund, Kemper Europe Fund, Kemper Florida Tax-Free Income Fund, Kemper Global Blue Chip Fund, Kemper Global Income Fund, Kemper Growth Fund, Kemper High Yield Fund, Kemper High Yield Fund II, Kemper High Yield Opportunity, Kemper Horizon 10+ Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 5 Portfolio, Kemper Income And Capital Preservation Fund, Kemper
Intermediate Municipal Bond, Kemper International Fund, Kemper International Growth and Income Fund, Kemper Large Company Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Latin America Fund, Kemper Municipal Bond Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund, Kemper Research Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Target 2010 Fund, Kemper Retirement Fund --
Series II, Kemper Retirement Fund -- Series III, Kemper Retirement Fund -- Series IV, Kemper Retirement Fund -- Series V, Kemper Retirement Fund -- Series VI, Kemper Retirement Fund -- Series VII, Kemper Short-Term U.S. Government Fund, Kemper Small Cap Value Fund, Kemper Small Cap Value+Growth Fund (currently available only to employees of Scudder Kemper Investments, Inc.; not available in all states), Kemper Small Capitalization Equity Fund, Kemper Small Cap Relative Value Fund, Kemper Strategic Income Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper U.S. Government Securities Fund, Kemper U.S. Growth and Income Fund, Kemper U.S. Mortgage Fund, Kemper Value+Growth Fund, Kemper Worldwide 2004 Fund, Kemper-Dreman High Return Equity Fund, Kemper-Dreman Financial Services Fund ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


    Class A Shares -- Letter Of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

    Class A Shares -- Cumulative Discount. The Fund's Class A shares also may be purchased at the rate applicable to the discount bracket attained by adding to the cost of Fund shares being purchased the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

    Class A Shares -- Availability Of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

    Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Mutual Funds in accordance with the provisions below. Shareholders of Class M shares may also exchange their shares for Class A shares of other Kemper Mutual Funds in accordance with the provisions below.

    Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the offering period for such series as described in the applicable prospectus or statement of additional information. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

    Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

    Class B Shares. Class B shares of the Fund and Class B shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

    Class C Shares. Class C shares of the Fund and Class C shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, the cost and purchase date of the shares that were originally purchased and exchanged are retained.


    Class M Shares. Class M shares of the Fund may be exchanged for Class A Shares of any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases", subject to a 2% redemption fee. Class M shareholders may not exchange shares in an amount that would trigger an in-kind redemption (see above).

    General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Period"). In addition, the Fund reserves the right to invoke the 15-Day Hold Policy for exchanges of $1,000,000 or less if, in the investment manager's judgment, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefor may be subject to the 15-Day Hold Policy.


    For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.

    Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

    EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $5,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from ANY PERSON to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as IRAs.

    Bank Direct Deposit. A shareholder may purchase additional Fund shares through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50, maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

    Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

    Systematic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

    The purchase of Class A shares while participating in a systematic withdrawal plan ordinarily will be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may already have been paid. Therefore, the Funds will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemption of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

    Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

    o Traditional, Roth and Education IRAs with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

    o 403(b)(7) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

    o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

    Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

    Upon receipt by the Shareholder Service Agent of a request for redemption, shares of the Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described in the Fund's prospectus.

    Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares by certain classes of persons or through certain types of transactions as described herein are provided because of anticipated economies in sales and sales-related efforts.

    The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or
(ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

    The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the IRS or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described herein.

                           OFFICERS AND DIRECTORS

    The officers and directors of the Fund, their birthdates, their principal occupations, addresses, and their affiliations, if any, with the Adviser and KDI are listed below. All persons named as directors also serve in similar capacities for other funds managed by the Adviser.

Directors.

    James E. Akins (10/15/26), Director, 2904 Garfield Terrace N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer; Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-1976.

    James R. Edgar (07/22/46) Director, 1927 County Road, 150E, Seymour, Illinois; Distinguished Fellow, Institute of Government and Public Affairs, University of Illinois; Director, Kemper Insurance Companies; formerly, Governor of the State of Illinois, 1991-1999.


    Arthur R. Gottschalk (2/13/25), Director, 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelley Corp.; formerly, attorney.

    Frederick T. Kelsey (4/25/27), Director, 738 York Court, Northbrook, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Northern Institutional Funds; formerly, Trustee of the Pilot Funds.


    *Thomas W. Littauer (4/26/55), Director and Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.


    Fred B. Renwick (2/1/30), Director, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director; TIFF Industrial Program, Inc.; Director, The Warburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church in America.



    John G. Weithers (8/8/33), Director, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.

Officers



    *Mark S. Casady (9/21/60), President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

    *Philip J. Collora (11/15/45), Vice President and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Scudder Kemper.


    *Carol L. Franklin (12/3/52), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper


    *Ann M. McCreary (11/6/56), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

    *Kathryn L. Quirk (12/3/52), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

    *Linda J. Wondrack (9/12/64), Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

    *John R. Hebble (6/27/58), Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

    *Brenda Lyons (2/21/63), Assistant Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.



    William F. Truscott (9/14/60)* Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

    *Caroline  Pearson  (4/1/62),   Assistant  Secretary,  Two  International
Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

    *Maureen E. Kane (2/14/62), Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.
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* Interested persons of the Fund as defined in the 1940 Act.

    The directors and officers who are "interested persons" as designated above receive no compensation from the Fund. The tables below shows amounts estimated to be paid or accrued to those directors who are not designated "interested persons" during the Fund's first full fiscal year following its reorganization to open-end status except that the information in the last column is for calendar year 1999.


                                                                             Total Compensation From
                                                            Aggregate       Kemper Fund Complex Paid
                                                          Compensation              To Board
                                Name of Director            From Fund              Members(2)
                             ---------------------    -------------------     ------------------
                             James E. Akins.......          $2,500                  $168,700
                             James R. Edgar.......          $1,200                   $84,600
                             Arthur R. Gottschalk(1)        $2,300                  $166,600
                             Frederick T. Kelsey..          $2,700                  $168,700
                             Fred B. Renwick......          $2,400                  $168,700
                             John G. Weithers.....          $2,500                  $171,200


----------


(1) Includes deferred fees, Pursuant to deferred compensation agreements with the Kemper Fund,. deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Fund to Mr. Gottschalk during the Fund's most recent fiscal year was $_____.

(2) Includes compensation for service on the Boards of 17 Kemper Funds with 51 fund portfolios. Each Director currently serves as a board member of 17 Kemper funds with 51 fund portfolios.


As of January 1, 2000, the directors and officers as a group owned less than 1% of the then outstanding shares of the Fund and no person owned of record more than 5% of the outstanding shares of any class of the Fund, except as shown below:


-------------------------------------------------------------------------------------------------------------
NAME                                  CLASS                               PERCENTAGE
-------------------------------------------------------------------------------------------------------------
National Financial Services Corp.
FBO Thiaga-Rajan
200 Liberty Street
New York, NY  10281                   A                                   9.05
-------------------------------------------------------------------------------------------------------------
Bear Stearns & Company
245 Park Avenue
New York, NY 10167                    A                                   6.57
-------------------------------------------------------------------------------------------------------------
National Financial Services Corp.
FBO Mayra Tabbaa
-------------------------------------------------------------------------------------------------------------


                                       47


-------------------------------------------------------------------------------------------------------------
200 Liberty Street
New York, NY  10281                   B                                   12.62
-------------------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette
Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303                B                                   10.91
-------------------------------------------------------------------------------------------------------------
Bear Stearns & Company
245 Park Avenue
New York, NY 10167                    C                                   22.89
-------------------------------------------------------------------------------------------------------------
Piper Jaffray
FBO Meryle Blumenthal, IRA
P.O. Box 28
Minneapolis, MN  55440                C                                   6.51
-------------------------------------------------------------------------------------------------------------
Salomon Smith & Barney
333 W. 34th Street
New York, NY  10001                   M                                   9.87
-------------------------------------------------------------------------------------------------------------
Merrill, Lynch, Pierce, Fenner &
Smith
For the sole benefit of customers
4800 Deer Lake Drive East
Jacksonville, FL  32246               M                                   5.67
-------------------------------------------------------------------------------------------------------------
National Financial Services Corp.
FBO
200 Liberty Street
New York, NY  10281                   M                                   5.56
-------------------------------------------------------------------------------------------------------------
Charles Schwab
51 Mercedes Way
Edgewood, NY  11717                   M                                   8.78
-------------------------------------------------------------------------------------------------------------





                          ORGANIZATION OF THE FUND


    The Fund was organized as a Maryland corporation on November 22, 1989. The Fund began operations on February 9, 1990 as a closed-end management investment company. On July 20, 1999, the Fund's shareholders approved the conversion of the Fund to an open-end investment company. As a result of the conversion and the reorganization with Kemper Europe Fund, the Fund changed its name to "Kemper New Europe Fund, Inc." and issued newly designated Class A, Class B and Class C shares to the shareholders of Kemper Europe Fund and Class M shares to its existing shareholders. Class M shares will automatically convert to Class A shares on September 3, 2000.

    Currently, the Fund offers three classes of shares. These are Class A, Class B and Class C shares, which have different expenses, which may affect performance. Class M shares of the Fund are no longer offered. Shares of the Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of the Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive rights. Class B shares will convert to Class A shares six years after issuance and Class M shares will convert to Class A shares on September 3, 2000.

    The Fund has provisions in its Charter that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions were included in the Fund's original Charter as a closed-end fund and require a 75% vote of the shareholders in order to be amended.

    The Board of Directors is divided into three classes, each class having a term of three years. The Fund holds annual shareholders meetings to elect directors whose terms expire that year. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter.

    In addition, the affirmative vote of 75% of the directors and the holders of 75% of the shares of the Fund are required to authorize any of the following transactions:

    (i) merger, consolidation or share exchange of the Fund with or into any other person;

    (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding (x) sales of securities of the Fund in connection with a public offering, (y) issuances of securities of the Fund issued pursuant to a dividend reinvestment plan adopted by the Fund and (z) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund;

    (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Fund in the ordinary course of its business (transactions within clauses
(i), (ii) and (iii) above being known individually as a "Business Combination");

    (iv) any proposal as to the voluntary liquidation or dissolution of the Fund; and

    (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

    However, a 75% shareholder vote will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of 75% of the "Continuing Directors" (as defined below), in which case a vote of the holders of a majority of the outstanding shares of the Fund will be required, or, in the case of (i), (ii) or (iii) above, if certain conditions regarding the consideration paid by such corporation, person or entity are satisfied and, in those cases, the lesser state law voting requirements, if any, will apply. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person (other than an investment company advised by the Fund's initial investment manager or any of its affiliates) who enters or proposes to enter into a Business Combination with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at shareholder meetings where the Fund has not received sufficient prior notice of the matters.

    The Fund's Articles provide that the presence at a shareholder meeting in person or by proxy of at least one-third of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of directors and ratification of the selection of independent auditors. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

                            FINANCIAL STATEMENTS


    The Fund's audited Annual Report dated October 31, 1999, which either accompanies this Statement of Additional Information or has been previously provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the

Fund included therein. The Fund will furnish without charge a copy of the Annual Report upon request by calling 1-800-621-1048.


                                  APPENDIX

    The following is a description of the ratings given by S&P and Moody's to corporate bonds.

Ratings of Corporate Bonds

S&P:

    Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

    Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-- rating.

    Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest, and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present winch make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                           Kemper New Europe Fund
                           ----------------------
              Supplement to Statement of Additional Information
              -------------------------------------------------
                             Dated March 1, 2000
                             -------------------


The following text supplements the section entitled  "Purchase of Shares" in the
---------------------------------------------------  ---------------------------
currently effective Statement of Additional Information:
--------------------------------------------------------

Through January 1, 2000 to April 30, 2000 ("Special Offering Period"), KDI, the principal underwriter, intends to reallow to certain firms the full applicable sales charge with respect to Class A shares purchased for self-directed Individual Retirement Accounts ("IRA accounts") during the Special Offering Period (not including Class A shares acquired at net asset value). IRA accounts include Traditional, Roth and Education IRAs, Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts. Firms entitled to the full reallowance during the Special Offering Period are those firms which allow KDI to participate in a special promotion of self-directed IRA accounts, with other fund complexes, sponsored by the firms during the Special Offering Period.

                         (KEMPER NEW EUROPE FUND, INC.)

                            PART C. OTHER INFORMATION


   Item 23.      Exhibits.
   --------      ---------
                    (a)           (1)       Articles of Incorporation
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (2)       Articles of Amendment, dated January 4, 1990
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (3)       Articles of Amendment, dated February 2, 1990
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (4)       Amended and Restated Articles of Incorporated, dated September 3, 1999
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                                  (5)       Articles of Amendment, dated September 3, 1999
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (b)           (1)       Amended and Restated By-laws
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (2)       Amendment to By-laws, dated June 27, 1990
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (3)       Amendment to By-laws, dated April 12, 1991
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (4)       Amendment to By-laws, dated May 22, 1992
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (5)       Amendment to By-laws, dated July 28, 1992
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (6)       Amendment to By-laws, dated July 19, 1993
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (7)       Amendment to By-laws, dated January 12, 1995
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (8)       Amendment to By-laws, dated October 30, 1996
                                            (Incorporated by reference to Registrant's Registration Statement on Form

                                        1

                                            N-1A, filed April 28, 1999)

                                  (9)       Amendment to By-laws, dated September 29, 1997
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (10)      Amendment to By-laws, dated April 27, 1999
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

                                  (11)      Amended and Restated By-laws, dated September 3, 1999
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (c)                     Form of Shares Certificates
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (d)                     Investment Advisory Agreement with Scudder Kemper Investments, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (e)           (1)       Underwriting and Distribution Services Agreement with Kemper Distributors,
                                            Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (e)           (2)       Underwriting and Disribution Services Agreement with Kemper Distributors,
                                            Inc., dated October 1, 1999.
                                            Filed herein.

                    (f)                     Inapplicable

                    (g)           (1)       Custodian Agreement with Brown Brothers Harriman & Co, Fee Schedule and
                                            Amendment
                                            (Incorporated by reference to Pre-Effective Amendment No. 1 to the
                                            Registrant's Registration Statement on Form N-1A, filed April 28, 1999)

                    (h)           (1)       Transfer Agency and Service Agreement with Investors Fiduciary Trust Company
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (h)           (2)       Administrative Services Agreement with Kemper Distributors, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                    (h)           (3)       Amended Fee Schedule for Administrative Services Agreement dated January 1,
                                            2000.
                                            Filed herein.

                    (h)           (4)       Fund Accounting Services Agreement with Scudder Fund Accounting Corporation
                                            (Incorporated by reference to Post-Effective Amendment No. 2 to the
                                            Registrant's Registration Statement on Form N-1A, filed January 7, 2000.)

                                       2

                    (i)                     Legal Opinion
                                            Filed herein.

                    (j)                     Consent of Independent Accountants
                                            Filed herein.

                    (k)                     Not applicable.

                    (l)                     Not applicable.

                    (m)           (1)       Rule 12b-1 Plan for Class B Shares
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed June 8, 1999)

                    (m)           (2)       Rule 12b-1 Plan for Class C Shares
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed June 8, 1999)

                    (n)                     Inapplicable

                    (o)                     Rule 18f-3 Plan
                                            (Incorporated by reference to Registrant's Registration Statement on Form
                                            N-1A, filed April 28, 1999)

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. The Registrant's Bylaws provide for the indemnification of Registrant's officers and directors.

         However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms under the Bylaws, in no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his or her office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the directors' evaluation of the Transaction,

Zurich agreed to indemnify the Registrant and the directors who were not interested persons of ZKI or Scudder (the "Independent Directors") for and against any liability and expenses based upon any action or omission by the Independent Directors in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Directors for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Directors in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.


                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------
Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc. **
                           Chairman of the Board, Scudder, Stevens & Clark (Luxembourg) S.A. #
                           Director, Scudder Investments (UK) Ltd. Ooo
                           Chairman of the Board, Scudder Investments Asia, Ltd. @
                           Chairman of the Board, Scudder Investments Japan, Inc. &
                           Senior Vice President, Scudder Investor Services, Inc. **
                           Director, Scudder Trust (Cayman) Ltd. Xxx
                           Director, Scudder, Stevens & Clark Australia @@
                           Director, Korea Bond Fund Management Co., Ltd. +

William H. Bolinder        Director, Scudder Kemper Investments, Inc. **
                           Member Group Executive Board, Zurich Financial Services, Inc. ##
                           Chairman, Zurich-American Insurance Company o

Nick Bratt                 Director and Vice President, Scudder Kemper Investments, Inc. **
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark Corporation **
                           Vice President, Scudder, Stevens & Clark Overseas Corporation oo

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc. **
                           CFO, Member Group Executive Board, Zurich Financial Servies, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Investments (UK) Ltd. Ooo


                                       4

                           Director, Scudder Investments Japan, Inc. &
                           Director, Scudder Kemper Holdings (UK) Ltd. Ooo
                           President and Director, Zurich Investment Management, Inc. Xx

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg,  R.C.
                  Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         xxx      Grand Cayman, Cayman Islands, British West Indies
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O.  Box 309,  Upland  House,  S. Church St.,  Grand  Cayman,
                  British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
         Ooo      1 South Place 5th Floor, London EC2M 2ZS England
         @        One Exchange Square 29th Floor, Hong Kong
         &        Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon,  Minato-ku,
                  Tokyo 105-0001
         @@       Level 3, 5 Blue Street North Sydney, NSW 2060

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's shares and also acts as principal underwriter for other funds managed by Scudder Kemper Investments, Inc.

         (b)

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.


         (1)                               (2)                                     (3)

         Name and Principal                Positions and Offices with              Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------
         Lynn S. Birdsong                  Senior Vice President
         345 Park Avenue
         New York, NY 10154

         Mark S. Casady                    Director, President and Assistant       President
         Two International Place           Treasurer
         Boston, MA 02110

         Linda Coughlin                    Director and Senior Vice President
         Two International Place
         Boston, MA 02110

         Richard W. Desmond                Vice President
         345 Park Avenue
         New York, NY 10154

                                       5

         Name and Principal                Positions and Offices with              Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------

         Paul J. Elminger                  Senior Vice President and Assistant
         345 Park Avenue                   Clerk
         New York, NY 10154

         Philip S. Fortuna                 Vice President
         101 California Street
         San Francisco, CA 94111

         William F. Glavin                 Vice President
         Two International Place
         Boston, MA 02110

         Margaret D. Hadzima               Assistant Treasurer
         Two International Place
         Boston, MA 02110

         John R. Hebble                    Assistant Treasurer                     Treasurer
         Two International Place
         Boston, MA 02110

         James J. McGovern                 Chief Financial Officer and Treasurer
         345 Park Avenue
         New York, NY 10154

         Lorie C. O'Malley                 Vice President
         Two International Place
         Boston, MA 02110

         Caroline Pearson                  Clerk                                   Assistant Secretary
         Two International Place
         Boston, MA 02110

         Kathryn L. Quirk                  Director, Senior Vice President, Chief
         345 Park Avenue                   Legal Officer and Assistant Clerk
         New York, NY 10154

         Robert A. Rudell                  Director and Vice President
         Two International Place
         Boston, MA 02110

         William M. Thomas                 Vice President
         Two International Place
         Boston, MA 02111

         Benjamin Thorndike                Vice President
         Two International Place
         Boston, MA 02110

         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President
         Two International Place           Officer
         Boston, MA 02110

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 or, in the case of records concerning transfer agency functions, at the offices of Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 25th day of February, 2000.

                                              KEMPER NEW EUROPE FUND, INC.


                                              By  /s/Mark S. Casady
                                                  ------------------------------
                                                  Mark S. Casady, President



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 25, 2000 on behalf of the following persons in the capacities indicated.


   SIGNATURE                                        TITLE
   ---------                                        -----

   /s/James E. Akins
   -------------------------------------------
   James E. Akins*                                  Director

   /s/James R. Edgar
   -------------------------------------------
   James R. Edgar*                                  Director

   /s/Arthur R. Gottschalk
   -------------------------------------------
   Arthur R. Gottschalk *                           Director

   /s/Frederick T. Kelsey
   -------------------------------------------
   Frederick T. Kelsey*                             Director

   /s/Thomas W. Littauer
   -------------------------------------------
   Thomas W. Littauer*                              Director

   /s/Fred B. Renwick
   -------------------------------------------
   Fred B. Renwick*                                 Director

   /s/John G. Weithers
   -------------------------------------------
   John G. Weithers*                                Director

   /s/John R. Hebble
   -------------------------------------------
   John R. Hebble                                   Treasurer (Principle
                                                    Financial and Accounting
                                                    Officer)

By:      /s/Philip J. Collora
         -------------------------------
         Philip J. Collora

* Philip J. Collora signs this document pursuant to powers of attorney contained herewith.

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Caroline Pearson, Maureen E. Kane, and Philip J. Collora and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Kemper Value Series, Inc., a Maryland corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED: 24 Dec., 1999
       -------------                             /s/James E. Akins
                                                 ------------------------------
                                                 James E. Akins
                                                 Director

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Caroline Pearson, Maureen E. Kane, and Philip J. Collora and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Kemper Value Series, Inc., a Maryland corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED: 24 Dec., 1999
       -------------                             /s/James R. Edgar
                                                 ------------------------------
                                                 James R. Edgar
                                                 Director

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Caroline Pearson, Maureen E. Kane, and Philip J. Collora and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Kemper Value Series, Inc., a Maryland corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED: 12/27, 1999
                                                /s/Arthur R. Gottschalk
                                                ------------------------------
                                                Arthur R. Gottschalk
                                                Director

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Caroline Pearson, Maureen E. Kane, and Philip J. Collora and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Kemper Value Series, Inc., a Maryland corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED: 12/23, 1999
                                                /s/Frederick T. Kelsey
                                                ------------------------------
                                                Frederick T. Kelsey
                                                Director

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Caroline Pearson, Maureen E. Kane, and Philip J. Collora and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Kemper Value Series, Inc., a Maryland corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED: 12/23, 1999
                                                 /s/Thomas W. Littauer
                                                 ------------------------------
                                                 Thomas W. Littauer
                                                 Director

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Caroline Pearson, Maureen E. Kane, and Philip J. Collora and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Kemper Value Series, Inc., a Maryland corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED: 12/23, 1999
                                                 /s/Fred B/ Renwick
                                                 ------------------------------
                                                 Fred B/ Renwick
                                                 Director

                            LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Caroline Pearson, Maureen E. Kane, and Philip J. Collora and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Kemper Value Series, Inc., a Maryland corporation, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


DATED: Dec. 24, 1999
                                                 /s/John G. Weithers
                                                 ------------------------------
                                                 John G. Weithers
                                                 Director

                                                            File No. 33-32430
                                                            File No. 811-5969


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 3
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                 AMENDMENT NO. 6

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          KEMPER NEW EUROPE FUND, INC.

                               Kemper FUNDS TRUST

                                  EXHIBIT INDEX


                                 Exhibit (e)(2)
                                 Exhibit (h)(3)
                                   Exhibit (i)
                                   Exhibit (j)